Exhibit 10.2

AGREEMENT FOR THE PURCHASE
AND SALE OF REAL PROPERTY

THIS AGREEMENT (this “Agreement”) is made and entered into by and between Saraland Industrial , LLC or assigns, a Alabama limited liability company whose address is 9325 Pflumm Road Lenexa, Kansas 66215 c/o Kevan Accord-Bridge Builder (agent for the LLC), (herein referred to as "Purchaser"), and TDG Operations LLC, a Georgia limited liability company whose address is 475 Reed Road, Dalton, GA 30720_ (herein referred to as "Seller") on this 15th day of November, 2018 (“Effective Date”).
W I T N E S S E T H :
WHEREAS, Seller owns and desires to sell to Purchaser and Purchaser desires to acquire from Seller certain real property more particularly hereinafter described upon the terms and conditions hereinafter set forth; and
WHEREAS, simultaneously with the sale of the real property, Purchaser desires to lease from the Seller the real property being conveyed herein on the terms substantially as contained in the form of lease (the “Lease”) attached hereto as Exhibit B, and to be guaranteed by The Dixie Group, Inc., the parent of Seller.
NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties hereto, Seller and Purchaser do hereby covenant and agree as follows:
1.    Agreement to Buy and Sell.

(a) Upon the terms and conditions set forth in this Agreement, Purchaser agrees to buy from Seller and Seller agrees to sell to Purchaser that certain real property located in Saraland, Alabama, containing industrial buildings on a site whose address is 716 Bill Myles Drive, Saraland, Alabama 36571, and which is legally described on Exhibit “A” attached hereto and made a part hereof, along with all easements, improvements and appurtenances thereto (“Property”).
2.    Earnest Money. Purchaser will deliver, within three (3) business days of the Effective Date, the sum of One Hundred Thousand and No/100 Dollars ($100,000.00), as earnest money under the terms of this Agreement (the "Earnest Money"). The Earnest Money will be held in escrow by Surety Land Title, Inc., at 5909 Airport Blvd., Mobile, AL 36608, Attn: Charlie Gray (Phone: 251-343-4200) (“Escrow Agent”). The Earnest Money will be applied to the Purchase Price at Closing or otherwise paid to Seller or refunded to Purchaser in accordance with the terms of this Agreement.
3.    Purchase Price. Purchaser shall pay to Seller, in consideration of the conveyance of the Property to Purchaser, and subject to adjustments and prorations as expressly provided herein, the purchase price of ELEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($11,500,000.00) (the "Purchase Price"), which Purchase Price shall be paid by Purchaser to Seller at the Closing (as hereinafter defined) by wire transfer of immediately available funds to an account designated by Seller. The Purchase Price shall not be subject to change due to any increase or decrease in the actual acreage of the Property revealed by the Survey, Purchaser’s inspection or otherwise.
4.    Title. Within ten (10) days after the Effective Date, Seller will deliver to Purchaser electronic copies of any Property related items it may have in its files which may include environmental, reports, title insurance policy, site plans, surveys, building plans, tax bills for 2016,

2017 and 2018, utility bills-reports, zoning information, Licenses, permits, certificate of occupancy, building inspections/engineering reports, documentation of any major repairs or improvements in the last two years, roof and or other warranties. Seller shall also order from Escrow Agent a commitment (the “Title Commitment”) for an owner’s title policy (the “Title Policy”) to be issued by Chicago Title Insurance Company (the “Title Company”) in the amount of the Purchase Price. Should Purchaser elect to obtain an updated survey of the Property (“Survey”), Purchaser will obtain the Survey at its expense.
So long as Purchaser has received the Title Commitment within ten (10) days after the Effective Date hereof, Purchaser shall have until the twentieth (20th) day of the Inspection Period (which is defined in Paragraph 7), or extended for any days receipt of the Title Commitment is delayed past the 10-day period described above, to examine title and any survey of the Property. Purchaser will advise Seller, in writing, of any defects or objections affecting the title to the Property or the use thereof by Purchaser disclosed by such title and/or survey review no later than the twentieth (20th) day of the Inspection Period or as extended above. Such matters as are disclosed by Purchaser's title and/or survey review and not objected to by Purchaser in a timely manner, and all exceptions disclosed in the documents identified in the first paragraph of this Section 4, are herein referred to as the "Permitted Exceptions". In addition, if Purchaser elects not to order a new Survey, the term “Permitted Exceptions” shall include any matter that would have been revealed by an ALTA survey. If the Inspection Period terminates without Purchaser providing written notice of termination to Seller, the Earnest Money shall become non-refundable and shall be applied toward the Purchase Price at Closing, but if the Closing fails to occur in a timely fashion as required hereunder due to Purchaser’s breach of this Agreement, the Earnest Money shall be promptly paid over to Seller by the Escrow Agent after the last day for Closing has passed unless Purchaser notifies Escrow Agent and Seller in writing of a breach by the Seller of this Agreement (such notice shall expressly state the grounds for declaring Seller in breach).
Seller shall have five (5) days after receipt of such written notice from Purchaser setting forth any defects or objections from Purchaser’s review of title or any survey of the Property (the “Title Objections”) to advise Purchaser in writing which of such Title Objections Seller does not intend to satisfy or cure; provided, however, Seller hereby agrees that Seller shall satisfy or cure any such defects or objections consisting of taxes, mortgages, mechanic's or materialmen's liens or other such monetary encumbrances (the “Monetary Encumbrances”), which Seller may elect to satisfy at Closing out of the sales proceeds of the Property. In the event Seller fails to give such written advice to Purchaser within such five (5) day period, Seller shall be deemed to have elected not to cure any Title Objections that are not Monetary Encumbrances. If Seller shall advise Purchaser in writing that Seller does not intend to satisfy or cure any Title Objections which are not Monetary Encumbrances, or if Seller is deemed to have elected not to cure such Title Objections, Purchaser may elect either (a) to terminate this Agreement by written notice to Seller, in which event the Earnest Money shall be immediately refunded to Purchaser, and this Agreement shall be of no further force or effect, and Purchaser and Seller shall have no further rights, obligations or liabilities hereunder except for the Inspection Indemnity, or (b) to accept title subject to such specific Title Objections which are not Monetary Encumbrances as though they are Permitted Exceptions. Seller shall have until Closing to satisfy or cure all such Title Objections which Seller expressly agreed to satisfy or cure as provided above. In the event Seller fails or refuses to cure any Title Objections which are required herein to be satisfied or cured by Seller prior to the Closing, then, at the option of Purchaser, (i) Purchaser may terminate this Agreement by written notice to Seller, in which event the Earnest Money shall be immediately refunded to Purchaser; Seller shall reimburse up to $25,000 of Purchaser’s actual 3rd party expenses incurred in its review of the Property; and this Agreement shall be of no further force and effect and Purchaser and Seller shall have no further rights, obligations or liabilities hereunder except for the Inspection Indemnity, or (ii) Purchaser may accept title to the Property subject to such uncured Title Objections as though they are Permitted Exceptions.
5.    Closing and Closing Date. Unless extended by other provisions of this Agreement, the Closing shall be held on or before the date which is thirty (30) days after the expiration of the Inspection Period defined in Paragraph 7 below (the “Closing Date”).
At Closing, Seller shall execute and deliver to Purchaser (a) a Special Warranty Deed conveying fee simple marketable record title to the Property to Purchaser free and clear of all liens, special assessments, easements, reservations, restrictions and encumbrances whatsoever, excepting only the Permitted Exceptions (“Deed”); (b) an Affidavit of Seller which has as its subject matter averments that, with respect to the Property, there are no rights or claims of parties in possession not shown by the public records and that there are no liens, or rights to a lien, for services, labor or materials furnished and/or imposed by law and not shown by the public records; (c) an Affidavit of Seller stating that Seller is not a "foreign person", as that term is defined in Section 1445 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and otherwise in form and content sufficient to eliminate Purchaser's withholding obligations under said Section 1445 with respect to the sale and purchase of the Property; (d) such information as is required for Purchaser to file IRS Form 1099‑S; (e) a broker’s lien affidavit signed by Seller, Purchaser and the Broker, as described herein; (f) the Lease, in substantially the form attached hereto as Exhibit B, and a Memorandum of Lease, in substantially the form attached hereto as Exhibit C; (g) any and all other documents deemed reasonably necessary by Purchaser, Seller, the Title Company, or other governmental requirement to consummate the transaction contemplated herein in accordance with the terms of this Agreement (“Other Documents”); and (h) a signed counterpart of a closing statement.
At the Closing, the Purchaser shall deliver to Seller (a) the Purchase Price after deduction of the Earnest Money and adjustments for prorations as required herein, all in accordance with Section 3 of this Agreement; (b) a signed counterpart of a closing statement; (c) the broker’s lien affidavit; (d) the Lease and Memorandum of Lease; and (e) the Other Documents.
6.    Expenses and Prorations. Since Seller will be leasing the Property under an absolute triple net lease, there is no need to prorate ad valorem real estate taxes, but Seller shall have paid the real estate taxes for 2018 and any previous year before Closing. At Closing, Seller shall pay the costs of the Title Policy and any recording fees or taxes for recording the Deed. Any closing escrow fees charged by the Title Company shall be split equally between Seller and Purchaser. Seller shall also, at Closing, pay its own attorneys’ fees and any recording fees and taxes for recording the Memorandum of Lease. Purchaser shall, at Closing, pay its own attorneys’ fees, the cost of any new Survey it obtains, the costs of any endorsements to the Title Policy required by Purchaser as well as the cost of any lender title insurance policy, the costs of any financing the Purchaser obtains to consummate the purchase hereunder including costs to record any mortgage lien against the Leased Premises, and any costs associated with any 1031 transaction which may involve the Purchaser.
7.    Conditions of Purchase.
(a) Purchaser and its agents, employees and independent contractors shall have a period of thirty (30) days from the Effective Date (the “Inspection Period”) in which to conduct, at Purchaser’s sole expense, such physical, non-invasive environmental, engineering and feasibility reports, inspections, examinations, tests and studies as Purchaser deems appropriate in an effort to determine, if Purchaser elects to purchase the Property. Any invasive testing on the Property shall be subject to prior review and approval by Seller but Seller’s consent to such testing shall not be unreasonably withheld, conditioned or delayed. If Purchaser elects not to purchase the Property, it must notify Seller on or before the expiration of the Inspection Period at which point it will be entitled to a return of the Earnest Money. Failure to notify Seller of its intent to terminate this Agreement within the Inspection Period will be deemed an election to proceed to Closing, in which event the Earnest Money will be considered non-refundable and paid to Seller if Closing fails to occur for any reason except for Seller’s default.
(b) During the Inspection Period, Purchaser, Purchaser’s agents, employees and independent contractors shall have the right to come onto the Property, after providing reasonable notice to Seller, for the purpose of conducting the foregoing reports, inspections, examinations, tests and studies as described herein, so long as their entry does not unreasonably disturb the Seller’s business operating on the Property. Copies of all such reports, inspections, examinations, tests and studies shall be provided to Seller in the event of: (1) termination of this Agreement by Purchaser, or (2) Purchaser’s default under the terms of this Agreement; provided that Seller shall be solely responsible for the reasonable costs of such copies only. Any report, inspection, examination, test or study shall not unreasonably interfere with Seller’s use of the Property and shall not violate any law or regulation of any governmental entity having jurisdiction over the Property. Upon the completion of any inspection, examination, test or study, if any, Purchaser shall restore the Property to its former condition. Purchaser hereby agrees to indemnify, defend, and hold Seller, and its affiliates, and their respective owners, managers, directors, officers, employees, and agents free and harmless from and against any and all liabilities (including attorneys’ fees and expenses) arising out of or relating to the entry on the Property and/or the conduct of any due diligence by Purchaser or any agent or consultant of Purchaser (the “Inspection Indemnity”). The Inspection Indemnity shall survive the closing or the earlier termination of this Agreement for the applicable statute of limitations. Prior to entering the Property,
Purchaser’s third-party inspectors shall provide Seller evidence of liability insurance policy(ies) in force, of at least $1,000,000.00, covering Purchaser, its employees and agents, and naming Seller as an additional insured.
8.    Defaults. In the event Seller fails to comply with or perform any of the covenants, agreements and obligations to be performed by Seller under the terms and provisions of this Agreement: (i) Purchaser shall be entitled to exercise any and all rights and remedies available to Purchaser at law or in equity including, without limitation, specific performance; or (ii) Purchaser shall be entitled, upon giving written notice to Seller as herein provided, to terminate this Agreement. Upon any such termination, all Earnest Money shall be immediately returned to Purchaser; Seller shall reimburse up to $25,000 of Purchasers actual out of pocket 3rd party cost related to inspection of the Property; and this Agreement and all rights and obligations created hereunder shall be deemed of no further force or effect except for the Inspection Indemnity which survives Closing. The Escrow Agent will release the Earnest Money to Purchaser upon receipt of written notice from Seller and Purchaser that this Agreement has been terminated, whether by reason of the default of the Seller or any other event which permits the Purchaser to request the return of the Earnest Money. In the event Purchaser fails to purchase the Property in accordance with the terms of this Agreement, Seller's sole and exclusive remedy for any such default shall be to terminate this Agreement and to receive the Earnest Money and retain the Earnest Money as full liquidated damages for such default, the parties hereto acknowledging that it is impossible to more precisely estimate the damages to be suffered by Seller upon Purchaser's default. Upon any such termination, all rights and obligations created hereby shall terminate and be of no further force or effect whatsoever except for the Inspection Indemnity which survives Closing.
9.    Condemnation and Casualty. In the event the Property or any portion or portions thereof shall be taken or condemned by any governmental authority or other entity prior to the Closing Date, or in the event Purchaser receives notice of a proposed taking prior to the Closing Date, or in the event of a casualty loss which exceeds Two Hundred Fifty Thousand Dollars ($250,000.00), Purchaser shall have the option of either (a) terminating this Agreement by giving written notice thereof to the other, whereupon all Earnest Money shall be immediately refunded to Purchaser and this Agreement and all rights and obligations created hereunder shall be of no further force or effect except for the Inspection Indemnity, or (b) if no termination is requested, requiring Seller to convey the remaining portion of the Property to Purchaser pursuant to the terms and provisions hereof (without adjustment to the Purchase Price for such taking) and to transfer and assign to Purchaser at Closing all of Seller's right, title and interest in and to any award made or to be made by reason of such condemnation or any insurance proceeds.
10.    Broker. Stream Capital Partners, LLC (“Seller’s Broker”) represents the Seller. Seller shall pay Seller’s Broker a fee at Closing pursuant to separate agreement. Purchaser and Seller represent and warrant to each other that, except for the Seller’s Broker and Purchaser’s Broker listed above, there are no brokers connected with the sale of the Property. To the extent Seller or Purchaser have an obligation to pay any broker, Seller and Purchaser will hold each other harmless and indemnify the other party from any liability related to the payment of any commission or fee such party may owe to a broker or the Broker or any other party related to the sale of the Property.

11.    Notices. Every notice, approval, consent, or other communication authorized or required by this Agreement shall not be effective unless the same shall be in writing and delivered (i) by courier, (ii) by reputable overnight courier guaranteeing next day delivery, (iii) sent postage prepaid by United States registered or certified mail, return receipt requested, directed to the other party at its address hereinabove first mentioned, or such other address as either party may designate by notice given from time to time in accordance with this Paragraph, or (iv) by electronic mail, so long as such electronic mail notice is also sent via one of the methods in (i)-(iii) using the following contact information:
Notices to Seller shall be sent to:        TDG Operations LLC
475 Reed Road
Dalton, GA 30720
Attention: Jon Faulkner
Email: jon.faulkner@dixiegroup.com

With copy to:                Miller & Martin PLLC
832 Georgia Avenue, Suite 1200
Chattanooga, TN 37402
Attention: Robert Dann
Email: bobby.dann@millermartin.com

Notices to Purchaser shall be sent to:        Saraland Industrial LLC
c/o Bridge Builder                                            9325 Pflumm Road
Lenexa Kansas 66215
Attention: Kevan Acord
Email: KAcord@bbtaxlaw.com

Such notices or other communications shall be effective (i) in the case of courier delivery, on the date of delivery to the party to whom such notice is addressed as evidenced by a written receipt signed on behalf of such party, (ii) if by overnight courier, one (1) day after the deposit thereof with all delivery charges prepaid, (iii) in the case of registered or certified mail, the earlier of the date receipt is acknowledged on the return receipt for such notice or five (5) business days after the date of posting by the United States Post Office, and (iv) in the case of electronic mail, upon the date of transmission provided that delivery thereof is acknowledged by the receiving party. Notices served on a party’s attorney shall be deemed effective service upon the party and notices served from a party’s attorney shall be deemed effective service by a party.
12.    General Provisions. No failure of either party to exercise any power given hereunder or to insist upon strict compliance with any obligation specified herein, and no custom or practice at variance with the terms hereof, shall constitute a waiver of either party's right to demand exact compliance with the terms hereof. This Agreement contains the entire agreement of the parties hereto, and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect. Any amendment to this Agreement shall not be binding upon any of the parties hereto unless such amendment is in writing and executed by both Seller and Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, administrators, executors, personal representatives, successors and assigns. At the election of Purchaser, this transaction shall be closed in the name of and the deed delivered to its nominee or assigns. Time is of the essence of this Agreement. This Agreement and all amendments hereto shall be governed by and construed under the laws of Alabama. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all genders, the singular shall include the plural and vice versa. The headings inserted at the beginning of each paragraph are for convenience only, and do not add to or subtract from the meaning of the contents of each paragraph. Seller and Purchaser do hereby covenant and agree that such documents as may be legally necessary or otherwise appropriate to carry out the terms of this Agreement shall be executed and delivered by each party at the Closing.
13.    Day for Performance. Wherever herein there is a day or time period established for performance and such day or the expiration of such time period is a Saturday, Sunday or holiday, then such time for performance shall be automatically extended to the next business day.
14.    Survival of Provisions. All covenants, warranties and agreements set forth in this Agreement shall survive the Closing of the transaction contemplated hereby and shall survive the execution or delivery of any and all deeds and other documents at any time executed or delivered under, pursuant to or by reason of this Agreement, and shall survive the payment of all monies made under, pursuant to or by reason of this Agreement.
15.    Severability. This Agreement is intended to be performed in accordance with, and only to the extent permitted by, all applicable laws, ordinances, rules, and regulations. If any provision of this Agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.
16.    Lease Agreement. Seller and Purchaser have entered into this Contract with the understanding and agreement that, as an integral part of the Closing, Purchaser will enter into a lease, as landlord, with Seller as tenant at Closing. The parties’ mutual agreement, execution and delivery of the Lease in substantially the form attached hereto as Exhibit B shall be an absolute prerequisite to each party’s obligation to close the purchase and sale contemplated by this Agreement.

17.     Representations and Warranties. Seller hereby makes the following representations and warranties to Seller’s actual knowledge, each of which individual representations and warranties (i) is material and being relied upon by Purchaser and (ii) is true in all material respects as of the effective date hereof and (iii) and shall be true in all material respects on the Closing Date:
i)    Seller has good, marketable and insurable title to the Property and, at Closing, if this Agreement is not sooner terminated, will convey the Property free and clear of all liens, covenants, conditions, restrictions, rights-of-way, easements and encumbrances, except the Lease and the Permitted Exceptions.

ii)    There are no existing, pending or threatened mechanic's liens, contractor's claims, unpaid bills for material or labor pertaining to the Property, nor any other similar items of like nature which might adversely affect the Property, or Seller's title thereto. No party other than Seller is in possession of the Property and no party has been granted any lease, license or other right relating to the Property.

iii)    All public utilities including, without limitation, storm sewer, gas, electricity, water, sanitary sewer and telephone service, are available on the Property.

iv)    Neither this Agreement, nor anything provided to be done hereunder, including but not limited to the transfer, assignment and sale of the Property, violates or shall violate any contract, agreement or instrument to which Seller is a party, or affects the Property or any part thereof; except the consent of Seller’s current lender, Wells Fargo Capital, which consent shall be obtained within ten (10) days of the Effective Date.

v)    Except as disclosed in the environmental report(s) provided to Purchaser hereunder, there are no Hazardous Materials presently located on the surface or in the subsurface of the Property or in the ground waters running on or under the Property, except as used in the ordinary and normal course of business and in material compliance with Applicable Environmental Laws (as hereinafter defined); to Seller’s actual knowledge there are no underground fuel storage tanks located on the Property; and, to Seller’s actual knowledge, the Property is not now and has never been used to store, treat, dispose or dump Hazardous Materials, except in the ordinary and normal course of business and in material compliance with Applicable Environmental Laws. “Applicable Environmental Laws” means all federal, state and local or municipal, statutory, regulatory and common law requirements relating to the protection of human health and safety or the environment

vi)    There is full, free and adequate access to the Property to and from public highways and right-of-ways, and Seller has no knowledge of any fact or condition which would result in the termination of such access, or of any restriction on or participation in the use of the parking areas. To the best of Seller’s knowledge, the current uses of the Property comply with the current zoning restrictions on the Property.

vii)    There is no action, suit, arbitration, unsatisfied order or judgment, governmental investigation or proceeding pending against the Property or the transaction contemplated by this Agreement, which, if adversely determined, could individually or in the aggregate have a material adverse effect on title to or the current use or occupancy of the Property or any portion thereof or which could in any material way interfere with the consummation by Seller of the transaction contemplated by this Agreement.

viii)    Seller shall not sell or encumber any of the Property or execute any leases or contracts affecting the Property between the Effective Date and the Closing Date without the prior consent of Purchaser.

ix)    Seller has no actual knowledge of any latent defects or structural problems effecting the property.

(x)    The undersigned is authorized to sign this agreement on behalf of the Seller.

[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date set forth above.

"PURCHASER"
Saraland Industrial LLC
a Alabama LLC

/s/ Gary C. Carry                By: _/s/ Kevan D. Acord________________
Witness                    Name:    Kevan D. Acord
Its: Manager

"SELLER”

TDG OPERATIONS, LLC
a Georgia limited liability company

/s/Anna Whitman                By:    /s/ Daniel Frierson
Witness                    Name: Daniel Frierson
Its:    CEO__

EXHIBIT "A"
LEGAL DESCRIPTION

EXHIBIT “B”
FORM OF LEASE

LEASE AGREEMENT

THIS LEASE (“Lease”) is made and entered into this ______ day of January, 2019, by and between Saraland Industrial, LLC, an Alabama limited liability company, or Assigns (“Landlord”), and TDG Operations LLC, a Georgia limited liability company (“Tenant”), and The Dixie Group, Inc., a Tennessee corporation (“Guarantor”), upon the following terms and conditions:

ARTICLE I

GRANT AND TERM

1.01    Leased Premises. Landlord demises and leases to Tenant, and Tenant rents from Landlord, the real property described on Exhibit “A” attached hereto and incorporated herein and existing improvements thereon (said real property and the buildings and improvements located thereon from time to time herein called the “Property”), located in Saraland, Alabama; any additions to the Property, any loading docks and all other appurtenances to the Property, all parking lots, public walkways, aisles and driveways for ingress and egress to said improvements and parking areas and to and from the streets and highways, the storm water retention basin, if any, all landscaping, all utility lines and sewers to the perimeter walls of the Property or servicing such improvements, and existing signage, if any (collectively, the “Leased Premises”), IN ITS “AS IS” CONDITION, SUBJECT TO THE EXISTING STATE OF TITLE (WITHOUT EXPRESS OR IMPLIED WARRANTY OF LANDLORD WITH RESPECT TO THE CONDITION, QUALITY, REPAIR OR FITNESS OF THE LEASED PREMISES FOR A PARTICULAR USE OR TITLE THERETO, ALL SUCH WARRANTIES BEING HEREBY WAIVED AND RENOUNCED BY TENANT), AND THE MINIMUM RENT (AS HEREINAFTER DEFINED) AND ALL OTHER SUMS PAYABLE HEREUNDER BY TENANT SHALL IN NO CASE BE WITHHELD OR DIMINISHED ON ACCOUNT OF ANY DEFECT IN SUCH LEASED PREMISES, ANY CHANGE IN THE CONDITION THEREOF, ANY DAMAGE OCCURRING THERETO OR THE EXISTENCE WITH RESPECT THERETO OF ANY VIOLATION OF LAWS EXCEPT AS OTHERWISE PROVIDED HEREIN.

1.02    Commencement of Rental. Tenant’s obligation to pay rent shall commence on the date hereof.

1.03    Length of Term. Subject to Landlord’s right to terminate, the term (“Term”) of this Lease shall be for a period of twenty (20) years, commencing with the commencement date determined in accordance with Section 1.02 hereof. If said commencement date is other than the first day of the month, the first year of the Lease term shall be deemed to be extended to include such partial month and the following twelve (12) months, so as to end on the last day of the month. So long as no Defaults exist and with (12) months written notice to Landlord then Tenant shall have Two (2) Ten (10) years option periods to renew the Lease under the same annual increases as provided in section 2.01 herein.

1.04    Acceptance of Leased Premises. Tenant accepts the Leased Premises “as-is.” No rights or remedies shall accrue to Tenant arising out of the condition of the Property. Exhibit “B” sets forth the general layout of the Property but shall not be deemed as a warranty, representation or agreement on the part of Landlord that the Property layout will be exactly as depicted on said exhibit.

ARTICLE I
RENT

2.01    Minimum Rent. “Minimum Rent” shall be payable by Tenant to Landlord in advance, without setoff, on the first day of each and every month throughout the Lease Term at Landlord’s office at P. O. Box 10485, Kansas City, Missouri 64171, or at such other place designated by Landlord, in the per annum amount of Nine Hundred Seventy-Seven Thousand Five Hundred and 00/100 Dollars ($977,500.00) for the first year of the Lease Term, payable in the amount of Eighty-One Thousand Four Hundred Fifty-Eight and 33/100 ($81,458.33) per month. The annual Minimum Rent shall increase each year on February 1st by 1.25% over the prior year’s Minimum Rent. Minimum Rent for any fractional month shall be prorated and payable in advance.
2.02    Taxes. During the term of this Lease, Tenant shall pay as additional rent, the real estate taxes and special taxes and current installments of assessments (collectively, the “taxes”) attributable to the Leased Premises. Tenant shall pay said taxes and assessments directly to said taxing authority and provide evidence of said payment to Landlord prior to delinquency. However, if required by Landlord’s lender (secured by the Leased Premises) or if Landlord reasonably believes that Tenant’s financial condition warrants Landlord holding a tax escrow, Landlord, at Landlord’s option, may bill Tenant on a monthly basis, based on one‑twelfth (1/12) of the estimated annual amount for taxes and assessments, and Tenant shall pay Landlord the amount of such billings within thirty (30) days of Tenant’s receipt of each such billing. Landlord agrees to supply to Tenant an explanation for the method of computing said taxes, or a copy of the prior assessment bill or statement of any governmental agencies owed tax. In the event Tenant does not make said payment as hereinabove required, Tenant shall be in default of this Lease. Additionally, with respect to taxes:
(a)    Right to Contest Taxes and Assessments. Tenant, at its expense and with prior written notice to Landlord, may contest any and all such real estate taxes.
(b)    Municipal, County, State or Federal Taxes. Tenant shall pay, before delinquency, all municipal, county and state or federal taxes assessed against any leasehold interest of Tenant or any fixtures, furnishings, equipment, stock-in-trade or other personal property of any kind owned, installed or used in or on the Leased Premises.
(c)    Real Estate Tax. Real estate tax means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property or land upon which the Property is located; (ii) any sales or other tax on Landlord’s right to receive, or the receipt of, rent or income from the Property or against Landlord’s business of leasing the Property but excluding any of Landlord’s “personal” income tax; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re‑assessment of the Property due to a change in ownership or transfer of all or part of Landlord’s interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax.
ARTICLE I
CONDUCT OF BUSINESS BY TENANT

3.01    Use of Premises. Tenant shall only use the Leased Premises for the purpose of manufacturing, storage, sale and distribution of flooring materials and products that are produced and distributed by Tenant; and including products and materials which are not materially different from Tenant’s primary business but for no other business or purpose or under any name other than under the name(s) which Tenant uses to market its products in its ordinary course of its business, without the prior written consent of Landlord. Consent may be subject to such conditions as Landlord deems appropriate, but shall not be unreasonably withheld or unduly delayed.

ARTICLE I
ALTERATIONS, LIENS AND SIGNS

4.01    Alterations. Tenant shall not, without Landlord’s prior written consent, either make or cause to be made any structural or exterior alterations, including additions and improvements, to the Leased Premises or to any exterior building signs or free-standing signs. Landlord shall not unreasonably withhold or delay its consent. Any alterations, additions or improvements consented to by Landlord shall be made at Tenant’s sole expense. Tenant shall secure any and all governmental permits, approvals or authorizations required in connection with any such work and shall hold Landlord harmless from any and all liability, costs, damages, expenses (including attorneys’ fees) and liens resulting therefrom. All alterations (expressly including all light fixtures and floor coverings, except trade fixtures, appliances and equipment that do not become a part of the Leased Premises), shall immediately become the property of Landlord. Upon completion of any such work, Tenant shall provide Landlord with “as built” plans, copies of all construction contracts, and proof of payment for all labor and materials.

4.02    Tenant Shall Discharge All Liens. Tenant shall promptly pay its contractors and materialmen for all work done and performed by Tenant, so as to prevent the assertion or imposition of liens upon or against the Leased Premises, and shall, upon request provide Landlord with lien waivers, and should any such lien be asserted or filed, Tenant shall bond against or discharge the same within thirty (30) days after written request by Landlord. In the event Tenant fails to remove said lien within said thirty (30) days, Landlord may at its sole option elect to satisfy and remove the lien by paying the full amount claimed or otherwise, without investigating the validity thereof, and Tenant shall pay Landlord upon demand the amount paid out by Landlord in Tenant’s behalf, including Landlord’s costs and expenses with interest or Tenant shall be in default hereunder.

Landlord’s election to discharge liens as provided hereunder shall not be construed to be a waiver or cure of Tenant’s default hereunder.

ARTICLE I
MAINTENANCE OF LEASED PREMISES, SURRENDER AND RULES

5.01    Net Lease.
5.02    This is an absolutely net lease and the Minimum Rent and all other sums payable hereunder by Tenant shall be paid without notice (except as may be expressly provided herein), demand, set-off, counterclaim, abatement, suspension, or deduction as “Additional Rent.” It is the intention of the parties hereto that the Minimum Rent shall be an absolute net lease to Landlord throughout the Term. In order that this Lease shall be absolutely net to Landlord, Tenant shall pay when due, and indemnify and hold Landlord harmless from and against, any and all claims, damages, losses, risks, liabilities, charges and expenses (including reasonable attorneys’ fees and costs) attributable to the Leased Premises, including each fine, fee, penalty, charge (including governmental charges), assessments, sewer rent, impositions, insurance premiums, utility expenses, carrying charges, costs, expenses and obligations of every kind and nature whatsoever, general and special, ordinary and extraordinary, foreseen and unforeseen, the payment for which Landlord or Tenant is, or shall become liable by reason of any rights or interest of Landlord or Tenant in, to or under the Leased Premises or this Lease or in any manner relating to the leasing, operation, management, maintenance, repair, replacement, reconstruction, use or occupation of the Leased Premises, or of any portion thereof.
5.03    This Lease shall not terminate, nor shall Tenant have any right to terminate this Lease, nor shall Tenant be entitled to any abatement or reduction of Minimum Rent hereunder, nor shall the obligations of Tenant under this Lease be affected, solely by reason of (i) any damage to or destruction of all or any part of the Leased Premises from whatever cause; (ii)  the taking of the Leased Premises or any portion thereof by condemnation, requisition, eminent domain proceedings or otherwise for any reason, except as provided herein; (iii)  any default on the part of Landlord under this Lease, or under any other agreement to which Landlord and Tenant may be parties, unless such default has a material adverse effect on Tenant’s ability to use the Leased Premises; or (iv) any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding unless otherwise specified herein. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Minimum Rent and all other sums payable by Tenant hereunder (collectively, “Additional Rent”) shall continue to be payable in all events and that the obligations of Tenant hereunder shall continue unaffected unless the requirement to pay or perform the same shall have been terminated pursuant to any express provision of this Lease.
5.04    Tenant agrees that it will remain obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, rescind or void this Lease, notwithstanding (i) the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution or winding-up or other proceeding affecting Landlord or its successor in interest, or (ii) any action with respect to this Lease which may be taken by any trustee or receiver of Landlord or its successor in interest or by any court in any such proceeding.
5.05    Except as otherwise expressly provided herein, Tenant waives all rights which may now or hereafter be conferred by law (i) to quit, terminate or surrender this Lease or the Leased Premises or any part thereof, or (ii) to any abatement, suspension, deferment or reduction of the Minimum Rent or any other sums payable under this Lease.
5.06    Landlord shall have no obligation to provide any services, perform any acts or pay any expenses, charges, obligations or costs of any kind whatsoever with respect to the Leased Premises, and Tenant hereby agrees to pay one hundred percent (100%) of any and all Operating Expenses as hereafter defined for the entire term of the Lease and any extensions thereof in accordance with specific provisions hereinafter set forth. The term “Operating Expenses” shall include, but shall not be limited to, the total costs and expenses incurred in operating, maintaining, protecting, managing, replacing and repairing the exterior and interior of the building and all building facilities on the Leased Premises, the parking and sidewalk areas on the Leased Premises, and any other improvements on the Leased Premises, including, without limitation, the cost and expense of the following: snow removal, landscaping, planting, replanting, and replacing flowers, shrubbery and other plantings; repairs and maintenance, painting and decorating of the building and other improvements; electricity, water, gas and other utilities (including, without limitation, all expenditures intended to reduce the cost of any utilities); maintenance, repair and replacement of fixtures, bulbs and any and all building systems and parts thereof and thereto; sanitary control, extermination, and sump maintenance and improvements; removal of rubbish, garbage and other refuse; security systems and policing of the building and facilities; sewer charges; structural and building repairs and replacements; heating, ventilating and air conditioning the building; cleaning and janitorial services; maintenance of decorations, and lavatories; maintenance and repair of all doors and glass in common areas and building roof and exterior walls and glass; fire sprinkler systems; cost of personnel directly involved in implementing all of the aforementioned (including wages, uniforms, fringe benefits and workers’ compensation insurance covering personnel); sale and excise taxes and the like upon any of the expenses enumerated herein any and all other expenditures with respect to the operation, repair, maintenance, protection and management of the Leased Premises. It is specifically understood and agreed that Landlord shall have no obligation to expend any monies with regard to the Leased Premises during the term of this Lease and any extensions thereof.
5.07    Tenant shall, at its sole cost and expense, keep the Leased Premises in good order and repair, including, without limitation, structural maintenance, non-structural exterior maintenance, the roof and walls, as well as the interior of the Leased Premises in good repair. Tenant shall timely and properly maintain, repair and replace all parking surfaces and stripes, driveways, all landscaping, mechanical systems, electrical and lighting systems, plumbing and sewage systems, fixtures and appurtenances, interior and exterior walls, roof, foundations, floor slabs, columns and structural elements. All such maintenance, repair or replacement shall be performed so as to to preserve the effectiveness of any warranty relating thereto and all such repairs and replacements shall be at least equal in quality and class to the original work. Tenant further agrees, at its expense, to keep the Leased Premises free of obstructions, clean, swept and in good repair, reasonable wear and tear excepted, to remove snow and ice therefrom, and to keep the parking area properly lighted during hours of darkness. Tenant shall keep in good repair all exterior supply lines for and up to the Leased Premises for water, gas and sewers (including sanitary sewers, which shall be Tenant’s responsibility) and electrical utility lines on or relating to the Leased Premises. Tenant shall not commit waste upon the Leased Premises and at the end of the Term shall deliver same to Landlord in as good a condition as the Leased Premises were as of the Commencement Date, reasonable wear and tear and damage by insured casualty excepted. Tenant shall maintain the Leased Premises in compliance with all applicable Laws.
5.08    It is intended by Tenant and Landlord that Landlord shall have no obligation, in any manner whatsoever, to repair or maintain the Leased Premises (or any fixture or equipment therein), whether structural or nonstructural, all of which obligations are intended, as between Landlord and Tenant, to be those of Tenant. Tenant expressly waives the benefit of any Laws now or in the future in effect which would otherwise afford Tenant the right to make repairs at Landlord’s expense or to terminate this Lease because of Landlord’s failure to keep the Leased Premises in good order, condition and repair. Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Leased Premises. Notwithstanding the foregoing, on Tenant’s event of default, and following Tenant’s receipt of a written notice from Landlord which specifies the nature of such non-monetary default, and after a reasonable time to cure, Landlord may, but shall not be required to, make such repairs or replacements for Tenant’s account. On demand, Tenant shall reimburse Landlord for the costs and expenses incurred by Landlord in connection with such repairs or replacements.
5.09    Surrender of Premises. At the expiration of the tenancy hereby created, Tenant shall peaceably surrender the Leased Premises, including all alterations, additions, improvements, decorations and repairs made thereto which were approved by Landlord (but excluding all trade fixtures, equipment, signs and other personal property installed by Tenant, provided that in no event shall Tenant remove any of the following materials or equipment without Landlord’s prior written consent: any free-standing signs, any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; or other similar building operating equipment and decorations), in good first class condition and repair, reasonable wear and tear, subject to Landlord’s reasonable approval, and damage by casualty, if fully insured, excepted. Tenant shall remove all its property not required to be surrendered to Landlord before surrendering the Leased Premises as aforesaid, and shall repair any damage to the Leased Premises caused thereby. Any personal property remaining in the Leased Premises at the expiration of the Lease period may be deemed abandoned by Tenant and Landlord may claim the same and shall in no circumstances have any liability to Tenant therefor or, at Landlord’s election, Landlord may cause the removal of such property and Tenant shall pay to Landlord the cost of such removal and repair.
If the Leased Premises are not surrendered at the end of the term as hereinabove set out, Tenant shall indemnify Landlord against loss or liability resulting from delay by Tenant in so surrendering the Leased Premises, including without limitation claims made by the succeeding Tenant founded on such delay. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

ARTICLE I
INSURANCE AND INDEMNITY

6.01    Casualty Insurance. Throughout the term of this Lease and any extensions thereof, Tenant shall obtain and pay for all casualty insurance for the building and other improvements on the Leased Premises, with such comprehensive or so-called “all risk” that includes wind and flood and such loss of rental and vandalism endorsements as Landlord may, from time to time, reasonably deem necessary, and shall show Landlord as the primary insured thereon with Landlord’s lender as an additional named insured therein. Tenant shall at all times keep such insurance in force and provide Landlord with copies of said policies or certificates evidencing said coverage. The policies shall be in form and content reasonably required by Landlord, and shall be in an insurance company rated A+ to A+++ by A.M. Best Company and approved by Landlord. Such policy(ies) shall provide for full replacement cost coverage and that such amount of coverage shall be subject to increase at least annually so as to provide full insured hazard or risk loss coverage. In no event shall such coverage be in an amount less than the replacement value of the Leased Premises as of the date of any such loss. If Tenant fails to keep said insurance in effect, then Landlord may, but shall not be required to, immediately obtain insurance coverage as provided for herein.

6.02    Liability Insurance. Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Tenant and permitted Tenants of Tenant in the Leased Premises in which the limits of coverage shall not be less than $5,000,000 per occurrence for bodily and/or personal injuries, and in which the coverage for property damage liability shall not be less than $5,000,000 or a combined single limit of $5,000,000. The policy shall be in form approved by Landlord, shall name Landlord and Tenant as the insured, and shall contain a clause that the insurer will not cancel, materially modify or fail to renew the insurance without first giving Landlord thirty (30) days’ prior written notice. The insurance shall be in an insurance company rated A+ to A+++ by A.M. Best Company and approved by Landlord, and a copy of the policy or a certificate of insurance shall be delivered to Landlord. The policy shall insure Tenant’s performance of the indemnity provisions herein.

6.03    Business Interruption Insurance. During the Term, Tenant shall procure, maintain and pay for, rental value insurance or business interruption insurance covering risk of loss due to the occurrence of any of the hazards insured against under Tenant’s “all risk” coverage insurance and providing coverage in an amount sufficient to permit the payment of Minimum Rent payable hereunder.

6.04    Umbrella or Excess Liability Insurance. During the Term, Tenant shall procure, maintain and pay for, umbrella or excess liability insurance written on an occurrence basis and covering claims in excess of the underlying insurance described above, with a $5,000,000 limit per occurrence. Such insurance shall contain a provision that it will not be more restrictive than the primary insurance and shall drop down as primary insurance in the event that the underlying insurance policy aggregate is exhausted.

6.05    Insurance Requirements. Throughout the entire term of this Lease and any extension hereof, Tenant shall keep in force and effect such other policies of insurance in respect of the Leased Premises and the operations thereon, as reasonably required by Landlord or Landlord’s Lender (herein defined). The policies of insurance required to be obtained by Tenant hereunder shall be issued in favor of and in the name of Tenant, Landlord and Landlord’s mortgagee, as their respective interests may appear, and Tenant shall furnish to Landlord a certificate evidencing such coverage, which certificate shall be in ACORD format and provide that the insurance shall not be canceled, modified or allowed to lapse without thirty (30) days prior written notice thereof being given by the insurance carrier to Landlord. The insurance company shall be rated A+ to A+++ by A.M. Best Company and the form of insurance shall be subject to approval by Landlord, such approval not to be unreasonably withheld or delayed.

6.06    Waiver of Subrogation. Notwithstanding anything to the contrary contained in this Lease, Tenant’s insurance policies required hereunder shall contain a waiver of any rights of subrogation against Landlord and its mortgagee provided such a provision is not prohibited by applicable law. Each policy hereunder shall contain a clause or endorsement to the effect that any release shall not adversely affect or impair said policies or prejudice the right of the releasing party to recover thereunder. Tenant agrees that each of its policies shall include such a clause or endorsement if available under applicable law.

6.07    Limit to Landlord’s Liability. Landlord shall not be liable for any damage to property of Tenant or of others located on the Leased Premises, nor for the loss of or damages to any property of Tenant or of others by theft, and Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, smoke, rain, or snow, bursting of or leaks from any part of the Leased Premises or from the pipes, appliances, or plumbing works, or from the roof, street or subsurface, or from any other place or by dampness, stoppage or leakage from sewer pipes or from any other cause whatsoever. All property of Tenant kept or stored on the Leased Premises shall be so kept and stored at the risk of Tenant only and unless herein otherwise provided, Tenant shall hold Landlord harmless from any claim arising out of damage to the same. Tenant’s sole recourse against Landlord and any successor to Landlord’s interest in this Lease, is the interest of Landlord (or of such successor in interest) in the Leased Premises. Tenant will not have any right to satisfy any judgment that it may have against Landlord or against such successor in interest from any other assets of Landlord or such successor.

6.08    Indemnification of Landlord. Tenant shall indemnify, save harmless and defend Landlord, its agents and servants from and against any and all claims, actions, damages, losses, risks, suits, judgments, decrees, orders, liability and expense, including without limitation, reasonable legal fees and costs, suffered or incurred by any of them directly or indirectly, which arise out of, are occasioned by, or are in any way attributable to the following events occurring during the Term: (i) Tenant’s use and occupancy of the Leased Premises; (ii) the conduct of Tenant’s business; (iii) any activity, work or thing done, permitted or suffered by Tenant in or about the Leased Premises; (iv) the condition of the Leased Premises during the Term; (v) any breach of any representation or warranty or default in the performance of any covenant or obligation to be performed by Tenant beyond the expiration of any applicable notice and cure periods under the terms of this Lease or arising from any act, neglect, fault or omission of Tenant, its agents and servants; or (vi) any accident, injury to or death of any person or damage to any property howsoever caused in or on the Leased Premises during the Term, except to the extent that any of such claims, actions, demands, judgments, damages, liabilities or expenses arise from or are caused by the gross negligence or willful misconduct of Landlord, its agents and servants. In case any action or proceeding shall be brought against Landlord by reason of any such claim, Tenant, upon receipt of notice from Landlord shall defend the same at Tenant’s expense (excluding, however, any such claim caused by Landlord’s gross negligence or willful misconduct).

6.09    Additional Rent. If Tenant shall not comply with its covenants made in this Article, Landlord may cause insurance as aforesaid to be issued, in such event Tenant agrees to pay, as additional rent, the premium for such insurance upon Landlord’s demand.

ARTICLE I
PRIORITY OF LEASE

7.01    Subordination. Landlord shall have the right to transfer, mortgage, assign, pledge and convey in whole or in part the Leased Premises, the Property, this Lease and all rights of Landlord existing and to exist, and rents and amounts payable to it under the provisions hereof; and nothing herein contained shall limit or restrict any such right, and, subject to the requirements in Section 7.04 that Tenant attorn to the rights of a subsequent landlord, and the requirements in Section 16.01 that such subsequent landlord honor the rights of Tenant hereunder so long as Tenant is not in default hereunder, the rights of Tenant under this Lease shall be subject and subordinate to all instruments executed and to be executed in connection with the exercise of any such right of Landlord, including, but not limited to, the lien of any mortgage, deed of trust or security agreement now or hereafter placed upon the Leased Premises and the Property and to all renewals or modifications thereof. Said subordination shall not require the agreement or consent of Tenant, but Tenant covenants and agrees, if requested, to execute and deliver upon demand such further instruments subordinating this Lease to the lien of any such mortgage, deed of trust or security agreement as shall be requested by Landlord and/or any mortgagee, proposed mortgagee or holder of any security agreement, and Tenant hereby irrevocably appoints Landlord as its attorney-in-fact to execute and deliver any such instrument for and in the name of Tenant. Landlord agrees to reimburse Tenant for the reasonable attorney fees Tenant may incur in reviewing such subordination agreement.

Notwithstanding anything set out in this Lease to the contrary, in the event the holder of any mortgage or deed of trust elects to have this Lease superior to its mortgage or deed of trust, then, upon Tenant being notified to that effect by such encumbrance holder, this Lease shall be deemed prior to the lien of said mortgage or deed of trust, whether this Lease is adopted prior to or subsequent to the date of said mortgage or deed of trust.

7.02    Notice to Landlord of Default. In the event of any act or omission by Landlord which would give Tenant the right to terminate this Lease or claim a partial or total eviction, or make any claim against Landlord for the payment of money, Tenant will not make such claim or exercise such right until it has given written notice of such act or omission to:

(a)    Landlord; and

(b)    the holder of any mortgage, deed of trust or other security instrument as to whom Landlord has instructed Tenant to give copies of all of Tenant’s notices to Landlord; and

after thirty (30) days shall have elapsed following the giving of such notice, during which such parties or any of them have not commenced diligently to remedy such act or omission or to cause the same to be remedied. Nothing herein contained shall be deemed to create any rights in Tenant not specifically granted in this Lease or under applicable provisions of law.

7.03    Estoppel Certificate. Tenant agrees, at any time, and from time to time, upon not less than ten (10) days’ prior notice by Landlord, to execute, acknowledge and deliver to Landlord, a statement in writing addressed to Landlord or other party designated by Landlord certifying that this Lease is in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the actual commencement and expiration dates of the Lease, stating the dates to which rent, and other charges, if any, have been paid, that the Leased Premises have been completed on or before the date of such certificate and that all conditions precedent to the Lease taking effect have been carried out, that Tenant has accepted possession, that the lease term has commenced, Tenant is occupying the Leased Premises and is open for business, and stating whether or not there exists any default by either party in the performance of any covenant, agreement, term, provision or condition contained in this Lease, and, if so, specifying each such default of which the signer may have knowledge and the claims or offsets, if any, claimed by Tenant, it being intended that any such statement delivered pursuant hereto may be relied upon by Landlord or a purchaser of Landlord’s interest and by any mortgagee or prospective mortgagee of any mortgage affecting the Leased Premises or the Property. Landlord agrees to reimburse Tenant for the reasonable attorney fees Tenant may incur in reviewing such Estoppel Certificate. If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been canceled or terminated except as otherwise represented by Landlord; (iii) that not more than one (1) month’s Minimum Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts. Tenant shall also, on ten (10) days’ written notice, provide an agreement in favor of and in the form customarily used by such encumbrance holder, by the terms of which Tenant will agree to give prompt written notice to any such encumbrance holder in the event of any casualty damage to the Leased Premises or in the event of any default on the part of Landlord under this Lease, and will agree to allow such encumbrance holder a reasonable length of time after notice to cure or cause the curing of such default before exercising Tenant’s right of self-help under this Lease, if any, or terminating or declaring a default under this Lease.

7.04    Attornment. Tenant agrees that no foreclosure of a mortgage affecting the Leased Premises, nor the institution of any suit, action, summary or other proceeding against Landlord herein, or any successor Landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of such property, shall by operation of law or otherwise result in cancellation or termination of this Lease or the obligations of Tenant hereunder, and upon the request of the holder of any such mortgagee, Tenant covenants and agrees to execute an instrument in writing satisfactory to such party or parties or to the purchaser of the mortgaged premises in foreclosure whereby Tenant attorns to such successor in interest and such successor in interest agrees to .

ARTICLE I
ASSIGNMENT AND SUBLETTING

8.01    Consent Required. Tenant shall not voluntarily or involuntarily or by operation of law, assign, transfer or encumber this Lease, in whole or in part, nor sublet all or any part of the Leased Premises without the prior written consent of Landlord in each instance. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent in any subsequent assignment or subletting.

Landlord agrees to consent to Tenant subleasing all or a portion of the Leased Premises to a subtenant entity that is controlled by Tenant or Guarantor, provided that Landlord reasonably determines that the sublease does not impair the Tenant’s ability to perform its obligations hereunder.

Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions hereof without Landlord’s specific written release.
Landlord shall have the right to convey all or any part of its interest in the real property of which the Leased Premises are a part or its interest in this Lease. All covenants and obligations of Landlord under this Lease shall cease upon the execution of such conveyance, but such covenants and obligations shall run with the land and shall be binding upon the subsequent owner or owners thereof or of this Lease.

In the event that a permitted sublease hereunder generates Minimum Rent in excess of the proportional amount then being paid by Tenant under the terms of this Lease and such sublease is not with a subtenant entity that is controlled by Tenant or guarantor, then in such event Landlord and Tenant shall share equally in such profit pursuant to a document confirming the terms and conditions of such sublease.

ARTICLE I
WASTE, GOVERNMENTAL REGULATIONS AND HAZARDOUS SUBSTANCES

9.01    Waste or Nuisance. Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other Tenant in the Property.

9.02    Governmental Regulations. Tenant shall, at its sole cost and expense, comply with all of the requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force or which may hereafter be in force. Tenant shall comply with all applicable statutes, ordinances, rules, regulations, codes, orders, requirements, directives, binding written interpretations and binding written policies, rulings, and decrees of all local, municipal, state and federal governments, departments, agencies, commissions, boards or political subdivisions applicable to or having jurisdiction over the use, occupancy, operation and maintenance of the Leased Premises, including without limitation all Environmental Laws (as hereinafter defined), the Americans with Disabilities Act and other access laws, zoning restrictions and those which require the making of any structural, unforeseen or extraordinary changes and including those which involve a change of policy on the part of the governmental body enacting the same (“Laws”). Tenant shall procure and maintain all material permits, licenses and other authorizations required for the use of the Leased Premises or any part thereof then being made and for the lawful and proper installation, operation and maintenance of all equipment and appliances necessary or appropriate for the operation and maintenance of the Leased Premises, and shall comply in all respects with the Permitted Exceptions.

9.03    Hazardous Substances.

(a)    Tenant represents and warrants to Landlord that it shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release, or discharge any Hazardous Materials (as hereinafter defined) upon or about the Leased Premises, nor permit any of its agents, representatives, employees, contractors, subcontractors, subtenants, licensees or invitees to engage in such activities upon or about the Leased Premises, and Tenant further agrees to indemnify and hold Landlord harmless from and against any and all claims, demands, actions, damages, losses, risks, litigation, liabilities and expenses (including reasonable attorneys’ fees and costs), from any claim now existing or which may arise due to Environmental Liabilities (as defined hereinafter), Tenant’s breach of said representation and warranty or violation of Environmental Law (as hereinafter defined). However, the foregoing provisions shall not prohibit products of the type and in the amounts typically used or sold in the ordinary course of business in connection with the operation of the Tenant’s business, provided: (i) such substances shall be used and maintained only in such quantities as are reasonably necessary for Tenant’s permitted use of the Leased Premises, in accordance with Environmental Law and the manufacturers’ instructions therefor; (ii) such substances shall not be disposed of, released, or discharged at the Leased Premises and shall be transported to and from the Leased Premises in compliance with Environmental Law, (iii) if Environmental Law or Tenant’s trash removal contractor requires that any such substances from the Leased Premises be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenant’s cost and expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site, and shall ensure that disposal occurs frequently enough to prevent unnecessary storage or accumulation of such substances in the Leased Premises, or on the Land, and (iv) any remaining such substances shall be completely, properly and lawfully removed by Tenant from the Leased Premises upon expiration or earlier termination of this Lease or Tenant’s right to possession.

(b)    TENANT FOREVER RELEASES AND DISCHARGES LANDLORD AND ITS AFFILIATES FROM AND AGAINST ANY AND ALL LOSSES WHICH ARISE OUT OF, OR ARE ALLEGED TO HAVE ARISEN OUT OF: (A) THE VIOLATION OF ANY ENVIRONMENTAL LAW BY ANY PERSON (INCLUDING LANDLORD OR ANY OF ITS AFFILIATES) IN CONNECTION WITH THE LEASED PREMISES; OR (B) THE PRESENCE, USE, GENERATION, STORAGE, REMEDIATION OR RELEASE OF HAZARDOUS MATERIAL ON, UNDER, AT OR ABOUT THE LEASED PREMISES ATTRIBUTABLE TO THE ACTIONS OR OMISSIONS OF ANY PERSON (INCLUDING LANDLORD AND ITS AFFILIATES). WITHOUT LIMITING THE FOREGOING, THIS RELEASE SHALL INCLUDE ANY AND ALL COSTS FOR ANY INVESTIGATIONS OF THE LEASED PREMISES AND OTHER AFFECTED PROPERTY, ANY CLEANUP, REMOVAL, REPAIR, REMEDIATION OR RESTORATION OF THE LEASED PREMISES AND OTHER AFFECTED PROPERTY, THE PREPARATION OF ANY WORK PLANS REQUIRED OR PERMITTED BY ANY GOVERNMENTAL AUTHORITY, THE PREPARATION OF ANY CORRECTIVE ACTION, CLOSURE OR OTHER PLAN OR REPORT, AND ALL FORESEEABLE AND UNFORESEEABLE CONSEQUENTIAL DAMAGES, IN EACH CASE ARISING DIRECTLY OR INDIRECTLY OUT OF THE PRESENCE, USE, GENERATION, STORAGE, REMEDIATION OR RELEASE OF HAZARDOUS MATERIAL BY ANY PERSON ON, UNDER, AT OR ABOUT THE LEASED PREMISES.
(c)    Tenant shall promptly notify Landlord upon the Tenant becoming aware of: (i) any enforcement, cleanup, or other regulatory action taken or threatened against Tenant by any governmental or regulatory authority with respect to the presence of any Hazardous Material at the Leased Premises, or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party against Tenant relating to any loss or injury resulting from any Hazardous Material, (iii) any unlawful release, discharge, or non-routine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Leased Premises and (iv) any matters where Tenant is required by Environmental Law to give a notice to any governmental or regulatory authority respecting any Hazardous Materials in the Leased Premises. Landlord shall have the right (but not the obligation) to join and participate, as a party, in any legal proceedings or actions affecting the Leased Premises, or the Land initiated in connection with Environmental Law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then actually known to Tenant to be the used, stored, or maintained in, on or upon the Land. Tenant shall additionally provide Landlord information with respect to the use and approximate quantity of each such material, a copy of any material safety data sheet issued by the manufacturer therefor, written information concerning the removal, transportation, and disposal of the same, and such other information as Landlord may reasonably require or as may be required by Environmental Law.
(d)    “Hazardous Materials” shall mean (i) any lead-based paint, petroleum, hazardous or toxic petroleum‑derived substances or petroleum products, flammable explosives, radioactive materials, radon, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCBs); (ii) any chemicals or other materials or substances which are regulated, classified or defined as or included in the definition of “hazardous substances”, “hazardous wastes”, “hazardous materials”, “extremely hazardous wastes”, “restricted hazardous wastes”, “toxic substances”, “toxic pollutants”, “pollutant” or “contaminant” or any similar denomination intended to classify substances by reason of toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any Environmental Law; and (iii) any other waste, material (including, building construction materials and debris) or substance that is regulated by, or may in the future form the basis of liability under, any Environmental Law.
(e)    “Environmental Law” means all Laws and any writ, judgment, decree, injunction or similar order, directive or other requirement of any governmental authority (in each such case whether preliminary or final), and contractual obligations concerning pollution or protection of the environment, sanitation, public and worker health and safety, including Laws relating to wetlands, emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, groundwater, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and all rules and regulations promulgated thereunder, the Comprehensive Environmental Response, Compensation and Liability Information System, as provided for by 40 C.F.R. § 300.5 and all rules and regulations promulgated thereunder, the Resource Conservation and Recovery Act, the Clean Air Act, the Clean Water Act, the Toxic Substance Control Act, the Occupational Safety and Health Act, and similar federal, state, provincial, municipal or local Laws, in all cases as the same have been or may be amended from time to time.
(f)    “Environmental Liabilities” means those liabilities arising in connection with or in any way relating to the Leased Premises or any activities or operations at any time occurring or conducted at the Leased Premises, the presence of any Hazardous Materials on, about or under the Leased Premises or migrating thereto or therefrom, or any releases or threatened releases of Hazardous Materials from the Leased Premises (including any removal and offsite disposal of Hazardous Materials from the Leased Premises), which in each case arise under or in connection with any applicable Environmental Law, including any and all liabilities arising in connection with or relating to any investigation, remediation or other response or any claim, demand, litigation or other proceeding.
(g)    Notwithstanding anything contained in this section to the contrary, Landlord agrees that during the term of this Lease Landlord shall not introduce any Hazardous Materials to the Leased Premises and shall not take any other action that would in any way increase any Environmental Liability.
ARTICLE I
DESTRUCTION OF LEASED PREMISES

10.01    Damage or Destruction. If the Leased Premises are damaged or destroyed by fire or other casualty, this Lease shall continue in full force and effect provided Landlord and its mortgagee(s) shall make such casualty insurance proceeds available to Tenant for the repair and reconstruction of the Premises through an appropriate, as determined by Landlord, independent escrow of such proceeds. Tenant shall, as promptly as possible, and, subject to the approval of Landlord and its mortgagee(s) and in compliance with all applicable laws, restore, repair or rebuild the Leased Premises to substantially the same condition as existed before the damage or destruction using materials of the same or better grade than that of the original construction, including any improvements or alterations required to be made by Law. Tenant shall for this purpose use all, or such part as may be necessary, of the insurance proceeds received from the insurance policies carried on the Leased Premises. If such insurance proceeds are not sufficient to pay such costs, Tenant shall pay such deficit. In the event that the Premises are so damaged as to make restoration or repair impractical as determined by Landlord, then Landlord may terminate this Lease as a permitted termination by written notice to Tenant (the “Termination Notice”) and Tenant shall be released from its obligation to pay future Minimum Rent from and after the date of Tenant’s receipt of such notice. Should Landlord or its mortgagee(s) fail to make such insurance proceeds available to Tenant for reconstruction or repair, then Tenant may terminate this Lease as a permitted termination effective as of the date of the casualty, provided any notice is received by Landlord within twenty (20) days of Tenant’s receipt of Landlord’s written notice in respect of the unavailability of such proceeds.
ARTICLE I
EMINENT DOMAIN

11.01    Eminent Domain. If any portion of the Leased Premises shall be taken or damaged by condemnation or the exercise of the power of eminent domain, or by agreement reached under threat thereof (any such event being hereinafter referred to as a “Taking”), and such Taking does not render the Building or parking lot comprising the Leased Premises unavailable or unsuitable for Tenant’s continued use as may be reasonably determined and based on Tenant’s actual use thereof as of the date of the Taking, then (i) this Lease shall continue in full force and effect, and such Taking shall entitle Tenant to an equitable abatement or reduction of Minimum Rent based on the portion of such Leased Premises so taken as it bears to the remaining square footage of the Leased Premises and other charges by reason thereof which shall be adjusted as of the date of such taking, (ii) Tenant shall, as promptly as possible, restore, repair or rebuild the Leased Premises to substantially the same condition as existed before the Taking (to the extent reasonably possible, given such Taking) using materials of the same or better grade than that of the materials being replaced, including any improvements or alterations required to be made by Law (hereinafter collectively referred to as the “Repairs”, and (iii) Tenant shall, obtain all permits required for such Repairs; provided, however, (x) all sums apportioned as compensation for the loss of or damages to the Leased Premises (hereinafter referred to as the “Premises Award”) shall, notwithstanding any prior or subsequent mortgage, be awarded, paid or made available to Tenant rather than to Landlord or to any Landlord mortgagee (and Landlord and its mortgagee(s) shall assign all such awards to Tenant), and (y) all sums apportioned as compensation for loss or detriment to the business of Tenant upon the Leased Premises and for loss of anticipated profits of such business, and as compensation for loss of or damage to Tenant’s leasehold estate including expenses of vacating the premises and for the value of the unexpired term of this Lease (hereinafter referred to as the “Leasehold Award”), shall be awarded to Tenant. In the event the entire Premises Award is not received by or made available to Tenant for repair of the Premises (whether as the result of the failure or refusal of Landlord or its mortgagee(s) to assign or pay all or any portion of the Premises Award received by them, or any of them, to Tenant, or otherwise), then Tenant shall have the option to either terminate this Lease or to complete the Repairs and seek reimbursement of such expense from Landlord. To the extent the Premises Award paid to Tenant exceeds the total cost of the Repairs, Tenant shall have no claim to or interest in such excess Premises Award which shall be paid to Landlord (or to its mortgagee, as directed by Landlord) upon completion of the Repairs.
11.02    The rights and obligations of Landlord and Tenant with respect to such apportionment shall be as provided by this Article, any mortgage, statute, principle of law or rule or equity to the contrary notwithstanding, and each of the parties agrees to cooperate with the other and to do everything necessary to effect the apportionment herein provided. If Landlord and Tenant cannot agree on a just and equitable apportionment of the final condemnation Award or abatement or reduction of rent, and make other adjustments in a fair and equitable manner within 30 days after the Award becomes final, the disputed matter shall be submitted to the District Court of Mobile County, Alabama. It is the general intent of this Article that, upon condemnation, the parties shall allocate their Award to the extent that their respective interests are depreciated, damaged or destroyed by the exercise of the power of condemnation or of eminent domain.
11.03    Should all of the Leased Premises be taken under the power of eminent domain or a conveyance in lieu thereof, or if a substantial portion thereof is taken so that the Building or parking areas comprising the Leased Premises are reasonably determined to be unavailable or unsuitable for Tenant’s continued use, consistent with Tenant’s use of the Leased Premises as of the date of the Taking, then the term of this Lease shall terminate as of the date that title shall vest in the acquiring authority and the rent and other charges shall be adjusted as of the date of such taking and the Awards shall be apportioned pursuant to the provisions of this Article.
ARTICLE I
DEFAULT OF TENANT

12.01    Default. The following shall constitute an “Event of Default” under this Lease:
(a)    failure of Tenant to pay any rental or charge due hereunder within five (5) business days after the date due hereunder (it being understood that Tenant’s obligation to pay any rental herein is an independent covenant and that Tenant will pay such rental without offset or deduction); or
(b)    Tenant’s failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice thereof; or
(c)    if Tenant shall become bankrupt or insolvent, or file or have filed against it any bankruptcy proceedings, or take or have taken against it in any court pursuant to any statute, either of the United States or of any state, a petition of bankruptcy or insolvency, or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant’s property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement; or
(d)    there occurs a default under the terms of the Guaranty of this Lease; or
(e)    if Tenant shall abandon the Leased Premises, or suffer this Lease to be taken under any writ or execution; or
(a)    there occurs a monetary default hereunder more than one (1) time during any twelve (12) consecutive month period.

If any Event of Default occurs Landlord, besides all such other rights or remedies it may have, shall have the immediate right to enter the Leased Premises and take possession thereof and of all permanent improvements thereon and may remove all persons and property from the Leased Premises by force, summary action, or otherwise, and such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant, all without service of notice or resort to legal process, and without being deemed guilty of trespass or becoming liable for any loss or damage which may be occasioned thereby. Tenant agrees to quit and deliver up the possession of the Leased Premises, including permanent improvements to the Leased Premises, when this Lease terminates by limitation or in any other manner provided for herein.

12.02    Remedies. If an Event of Default occurs, Landlord may elect to re-enter, as herein provided, or take possession pursuant to legal proceedings or pursuant to any notice provided for herein, and it may either terminate this Lease, or it may from time to time without terminating this Lease make such alterations and repairs as may be necessary in order to relet the premises and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rentals received by Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and reasonable attorneys’ fees, and of costs of such alterations and repairs; third, to the payment of the most current rent owed at that time; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder from Tenant. If such rentals received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall be liable for the payment of such deficiency to Landlord. Such deficiency shall be calculated and become payable monthly. No such re-entry or the taking of possession of the Leased Premises by Landlord shall be construed as an election on its part to terminate this Lease or to accept a surrender thereof unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any Event of Default, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises, and the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then-reasonable rental value of the Leased Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable by Tenant hereunder subsequent to default, the annual rent for each year of the unexpired term shall be equal to the average annual minimum rent paid by Tenant from the commencement of the term to the time of default, or during the preceding three (3) full calendar years, whichever period is shorter. Any reletting shall be done in such a manner as Landlord may deem proper, and if Tenant believes Landlord’s efforts are not sufficient, Tenant shall so notify Landlord in writing and shall specify in detail such additional action Landlord should take. Unless such notice is given, Landlord’s efforts to relet shall be deemed to be adequate. Tenant agrees that this Lease is a Lease of “real property in a Property” and that a debtor in possession and/or trustee in bankruptcy acting pursuant to the provisions of the revised bankruptcy code, may assume this Lease only if, in addition to such other conditions of this Lease and of applicable law, said debtor in possession/trustee shall provide Landlord with such written assurances of future performance as are acceptable to Landlord. In addition to other remedies available under this Lease, in the event of an occurrence of an Event of Default or, in the event of a threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event Tenant is evicted or dispossessed for any cause, or in the event Landlord obtains possession of the Leased Premises. No receipt of monies by Landlord from or for the account of Tenant or from anyone in possession or occupancy of the Leased Premises after the termination in any way of this Lease or after the giving of any notice of termination, shall reinstate, continue or extend the term of this Lease or affect any notice given to Tenant prior to the receipt of such money; it being agreed that after the service of notice of termination or commencement of a suit, or after final judgment for possession of the Leased Premises, Landlord may receive and collect any rent or other amounts due Landlord, and such payment shall not in any respect reinstate said Lease and shall not waive, affect or impair said notice, said suit or said judgment without the express written consent of Landlord.

12.03    Legal Expenses. If suit shall be brought or claim shall be made (whether or not suit is commenced or judgment entered) for recovery of possession of the Leased Premises, and/or the recovery of rent or any other amount due under provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and the breach shall be established, Tenant shall pay to Landlord, in addition to all other sums and relief available to Landlord, all expenses incurred therefor, including reasonable attorneys’ fees to the maximum extent permitted by law. Should any such action be brought by Landlord against Tenant, or by Tenant against Landlord, and Tenant obtains a judgment in its favor and against Landlord, Tenant shall be entitled to pursue a claim against Landlord for Tenant’s reasonable attorney’s fees incurred in defending against Landlord’s claim.

12.04    Failure to Pay; Interest. If Tenant at any time shall fail to pay any taxes, assessments or liens, to make any payment or perform any act required by this Lease to be made or performed by it, Landlord, without waiving or releasing Tenant from any obligation or default under this Lease, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant. All sums so paid by Landlord and all costs and expenses so incurred shall accrue interest at a rate equal to the lesser of one and one-half percent (1.5%) per month or the maximum rate permitted by law, from the date of payment or incurring thereof by Landlord and shall constitute additional rent payable by Tenant under this Lease and shall be paid by Tenant to Landlord upon demand. All other sums payable by Tenant to Landlord under this Lease, if not paid when due, shall accrue interest at a rate equal to the lesser of one and one-half percent (1.5%) per month or the maximum rate permitted by law, from their due date until paid, said interest to also constitute additional rent under this Lease and shall be paid to Landlord by Tenant upon demand.
ARTICLE I
ACCESS BY LANDLORD

13.01    Right of Entry. Landlord or Landlord’s agents shall have the right to enter the Leased Premises at all reasonable times with at least forty-eight (48) hours advance notice to Tenant to examine the same and to show it to purchasers and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon said premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part. At any time during the last twelve (12) months of the term or renewal term hereof, Landlord may exhibit the Leased Premises to prospective Tenants or purchasers and place upon the Leased Premises the usual notice “To Let.” Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever for the care, maintenance or repair of the building or any part thereof, except as otherwise herein specifically provided. Landlord’s inspection and showing of the Leased Premises shall not interfere with the conduct of Tenant’s business.
ARTICLE I
TENANT’S PROPERTY

14.01    Taxes on Leasehold. Tenant shall be responsible for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind owned by or placed in, upon or about the Leased Premises by Tenant.

14.02    Loss and Damage. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the Leased Premises, or from the pipes, appliances or plumbing works, or from the roof, street or subsurface, or from any other place, or by dampness or by any other cause of whatsoever nature, and whether originating in the Leased Premises or elsewhere. All property of Tenant kept or stored on the Leased Premises shall be so kept or stored at the risk of Tenant only, and Tenant hereby holds Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant’s insurance carriers, a waiver of which shall be obtained in advance by Tenant.

14.03    Notice by Tenant. Tenant shall give immediate notice to Landlord in case of fire or accidents, or damage to or of defects in the Leased Premises or in the building of which the Leased Premises are a part.
ARTICLE I
HOLDING OVER; SUCCESSORS

15.01    Holding Over. Any holding over after the expiration of the term hereof, with the consent of Landlord, shall be construed to be a tenancy from month to month at the rents herein specified (prorated on a monthly basis) and shall otherwise be on the terms and conditions herein specified, so far as applicable; provided, however, if such holding over is without the consent of Landlord, Minimum Rent for each month during such holdover period shall be one and one-half (1.5) times the Minimum Rent due for the last month of the Lease term.

15.02    Successors and Assigns. Except as otherwise herein provided, this Lease and all the covenants, terms, provisions and conditions herein contained shall inure to the benefit of and be binding upon the heirs, representatives, successors and assigns of each party hereto, and all covenants herein contained shall run with the land and bind any and all successors in title to Landlord.
ARTICLE I
QUIET ENJOYMENT
16.01    Landlord’s Covenant.
Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant’s part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord; subject, nevertheless, to all the terms and conditions of this Lease.
16.02 Landlord will put Tenant in actual possession of the Leased Premises as of the commencement date or such other date as may be agreed upon by the parties hereto, and Tenant, on paying the rent and performing the covenants herein agreed by it to be performed, shall and may peaceably and quietly have, hold and enjoy the Leased Premises for the Term without interference by Landlord or any person lawfully or equitably claiming by, through or under Landlord, subject to (i) the provisions of this Lease, (ii) all Laws (as hereinafter defined), and (iii) all deeds, leases, subleases, options, contracts, extension letters, easements, reciprocal easements, assignments, termination agreements, subordination agreements, non-disturbance agreements, estoppel certificates, amendments or supplements to any of the foregoing, and recorded memoranda of any of the foregoing, all with respect to the Leased Premises, which, in each case (a) are recorded of record prior to the execution hereof, (b) copies of which have been made available to Tenant, or which are referenced with specificity in a document which has been made available to Tenant prior to the execution hereof, or (c) of which Tenant has knowledge prior to the execution hereof (collectively, the “Permitted Exceptions”). Exercise by Landlord of its rights to enter the Leased Premises as set forth in this Lease shall not constitute a violation of this Article.
Notwithstanding anything contained in this Lease to the contrary, Landlord, or behalf of itself and or any other person or persons lawfully or equitably claiming by, through or under Landlord, agrees that it shall take no action which would interfere with Tenant’s use and quiet enjoyment of the Leased Premises.

ARTICLE I
MISCELLANEOUS

17.01    Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained. No covenant, term or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing.

17.02    Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent installments herein stipulated shall be deemed to be other than on account of the most current stipulated rent owed at that time, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction.

17.03    No Partnership. Landlord does not, in any way or for any purpose, become a partner of Tenant in the conduct of its business or otherwise, or joint venturer or a member of a joint enterprise with Tenant.

17.04    Force Majeure. In the event either party hereto shall be delayed or hindered in or prevented from the performance of any act required hereunder as to the repair and replacement of the Premises by reason of strikes, lockouts, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not the fault of the party delayed in performing work, then the time allowed for performance of such work shall be extended by a period equivalent to the period of such delay. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of rent, percentage rent, additional rent, or any other payments required by the terms of this Lease.

17.05    Landlord’s Liability. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord’s part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, whether for damages or attorney fees or both, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title and interest of Landlord in the Leased Premises as the same may then be encumbered and neither Landlord nor if Landlord be a partnership, any of the partners comprising such partnership shall be liable for any deficiency. It is understood that in no event shall Tenant have any right to (i) levy execution against any property of Landlord other than its interest in the Leased Premises as hereinbefore expressly provided, or (ii) collect consequential damages from Landlord. In the event of the sale or other transfer of Landlord’s right, title and interest in the Leased Premises, Landlord shall be released from all liability and obligations hereunder.

17.06    Notices and Payments. Any notice by Tenant to Landlord must be served by certified mail, postage prepaid, addressed to Landlord at the place designated for the payment of rent, or at such other address as Landlord may designate from time to time by written notice. Any notice by Landlord to Tenant must be served by certified mail, postage prepaid, addressed to Tenant at the Leased Premises, or at such other address as Tenant may designate from time to time by written notice to Landlord. All notices shall be effective upon delivery or attempted delivery in accordance with this Section. Until otherwise notified in writing, Tenant shall pay all rent reserved herein and all other sums required under this Lease by wire transfer or by check, as determined by Landlord, payable to the order of Landlord, and shall forward the same to Landlord as herein provided.

17.07    Financial Statements. The persons signing this Lease on behalf of Tenant and Guarantor hereby personally represent and warrant to Landlord that the financial statements of Tenant and Guarantor delivered to Landlord prior to the execution of this Lease properly reflect the true and correct value of all the assets and liabilities of Tenant and Guarantor. Tenant acknowledges that in entering into this Lease, Landlord is relying upon such statements and Tenant shall supply Landlord updated financial statements of Tenant and Guarantor from time to time as requested by Landlord. Landlord agrees to keep confidential, the financial information on Tenant and Guarantor supplied to it as required in this section.

17.08    Guarantor. This Lease shall not be effective unless The Dixie Group, Inc. shall execute the attached Guaranty of this Lease.

17.09    Captions and Section Numbers. The captions, section numbers, article numbers and headings appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe or describe the scope or intent of such sections or articles of this Lease.

17.1    Definitions. The word “Tenant” shall mean each and every person, firm or corporation mentioned as a Tenant herein, be the same one or more; and if there shall be more than one Tenant, any notice required or permitted by the terms of this Lease may be given by or to any one thereof, and it shall have the same force and effect as if given by or to all thereof. If there shall be more than one Tenant, they shall all be bound jointly and severally.

17.2    Partial Invalidity. If any term, covenant or condition of this Lease, or the application thereof to any person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term, covenant or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.

17.3    Recording. This Lease, or a certificate or memorandum thereof prepared by Landlord or Tenant, shall be recorded at Tenant’s expense. Tenant and Landlord shall execute any such certificate, short form Lease or memorandum upon demand by the other party hereto.

17.4    Entire Agreement. The Lease, the exhibits and rider, if any, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as herein set forth. All prior communications, negotiations, arrangements, representations, agreements and understandings, whether oral, written or both, between the parties hereto, and their representatives, are merged herein and extinguished, this Lease superseding and canceling the same. Except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed by the party against which such subsequent alteration, amendment, change or modification is to be enforced. If any provision contained in any rider hereto is inconsistent with any printed provisions of this Lease the provision contained in such rider shall supersede said printed provision. Tenant hereby acknowledges that this Lease contains no restrictive covenants or exclusives in favor of Tenant;

17.5    Applicable Law. This Lease and the rights and obligations of the parties arising hereunder shall be construed in accordance with the laws of the State of Alabama.

17.6    Consents. Whenever Landlord’s consent is required herein, such consent shall not be deemed given until Landlord has provided such consent in writing. Landlord agrees that its consent shall not be unreasonably withheld nor unduly delayed. Tenant shall pay Landlord’s reasonable attorneys’ fees incurred in connection with Tenant’s request for Landlord’s consent in connection with a request or approval of a sublease or assignment under Section 8.01 of this Lease.

17.7    Authority. The persons executing this Lease on behalf of Tenant hereby covenant and warrant that Tenant is a duly qualified corporation and all steps have been taken prior to the date hereof to qualify Tenant to do business in the State; all franchise and corporate taxes have been paid to date; all future forms, reports, fees and other documents necessary to comply with applicable laws will be filed when due; and those persons executing this Lease on behalf of Tenant are duly qualified and authorized to bind, and in fact do bind, the corporation.

17.8    Interpretation. Both parties have read this Lease and had the opportunity to employ legal counsel and negotiate changes to the Lease. The Lease is the joint product of the parties and, in the event of any ambiguity herein, no inference shall be drawn against a party by reason of document preparation.

ARTICLE I
SECURITY DEPOSIT

18.01    Amount of Deposit. Tenant shall deposit an amount equal to three month’s installments of Minimum Rent at the initial rate. Said deposit shall be held by Landlord in an interest-bearing account, which deposit and interest~~,~~ earned thereon (the “Security Deposit”), shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease by said Tenant to be kept and performed during the term hereof.

18.02    Use and Return of Deposit. Should Tenant fail to keep and perform any of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant, and Landlord elects to terminate this Lease, as provided in this Lease, Landlord may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate Landlord for loss or damage sustained by Landlord due to such breach, without prejudice to its further rights and remedies. Should the entire Security Deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due from Tenant hereunder, and Landlord elects not to terminate this Lease, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said deposit to the original sum deposited. Should Tenant comply with all the terms, covenants and conditions of this Lease, the said Security Deposit shall be returned in full to Tenant at the end of the original 20-year term of this Lease or upon its earlier termination.

18.03    Roof Escrow Deposits. As part of Tenant’s maintenance and repair obligation under this Lease, Tenant shall, in connection with saving and accumulating funds to replace the roof on the entirety of the Leased Premises, deposit with Landlord $125,000 (together with interest thereon, the “Roof Escrow Deposit”) on an annual basis. A $125,000 Roof Escrow Deposit shall be made on each February 1 by Tenant to Landlord during the Term of this Lease (until such time as the entirety of the roof has been replaced). All Roof Escrow Deposits shall be held by Landlord in an interest-bearing account similar to that of the Security Deposit (or in the same account as the Security Deposit).

18.04    Use of Roof Escrow Deposits. The Roof Escrow Deposits may be used by Tenant only for the replacement of the roof of the Leased Premises. Landlord and Tenant agree that the roof is installed in two sections and that the roof, when replaced, is likely to be replaced one section (one-half) at a time. Before Tenant is allowed to use any of the Roof Escrow Deposits to replace all or a part of the roof, the Tenant shall provide the plans and product description for the replacement roof to Landlord. The replacement roof shall be of a type and quality approved by Landlord before Tenant is allowed to use any of the Roof Escrow Deposits. The new roof must have at least a twenty (20) year warranty.

18.05    Use of Security Deposit for Roof Replacements. At the time the first section of the roof is replaced, Landlord will contribute one-half of the Security Deposit towards the cost of the roof replacement. At the time the second section of the roof is replaced, Landlord will contribute the remainder of the Security Deposit towards the cost of the second section roof replacement. Upon Landlord’s contribution of some or all of the Security Deposit to the cost of roof replacement, the Tenant shall have no right to the return of such portions of the Security Deposit at the expiration of the Lease.

18.06    Continuing Obligation for Roof Escrow Deposits. Tenant shall continue to make annual Roof Escrow Deposits after the first section or half of the roof is replaced (even if there are still unspent funds remaining in the Roof Escrow Deposit after replacement of the first half/first section). Tenant shall not be released from the obligation to make an annual $125,000 deposit into the Roof Escrow Deposit until the entirety of the roof has been replaced with a new roof. A failure to deposit the annual Roof Escrow Deposit shall be an Event of Default under this Lease. Any shortfall in cost needed after application of the Roof Escrow Deposits and the Landlord’s contribution of a portion of the Security Deposit shall be paid for solely by Tenant (whether with respect to the first or second section replacement).

18.07    Return of Excess Roof Escrow Deposits. If, after replacement of both sections of the roof to the satisfaction of Landlord, there remains any Roof Escrow Deposits with Landlord, Landlord shall return the same to Tenant. Landlord agrees to release such sums to Tenant in accordance with customary construction loan disbursement practices, i.e., evidence of substantial completion in accordance with plans and specifications, evidence of lien waivers such that no risk of mechanic liens accrues to Landlord and certifications from an architect, engineer or contractor satisfactory to Landlord as to the completion of the work.

[End of Text]

[Signature Page to Lease Agreement]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:

SARALAND INDUSTRIAL, LLC,
an Alabama limited liability company

By:
Name:
Manager

TENANT:

TDG OPERATIONS LLC, a Georgia limited liability company

By:
Name:
CEO

GUARANTOR:

THE DIXIE GROUP, INC.,

By:
Name:
Title:

EXHIBIT “A”
TO LEASE AGREEMENT

LEASED PREMISES LEGAL DESCRIPTION

That real property situated in the County of Mobile, State of Alabama, described as follows, to-wit:

Beginning at the Southwest corner of Block “2” of Jacintoport, Unit One, Section “A”, as recorded in Map Book 21, Page 93 of the Probate Court Records, Mobile County, Alabama, said point being on the North right of way line of Jacintoport Boulevard, thence run South 86 degrees, 40 minutes East along the Southern boundary of said Block “2” and said North line of Jacintoport Boulevard a distance of 615.34 feet to an intersection with the West right of way line of Bill Myles Drive West, said point being the P.C. of a curve to the left having a central angle of 87 degrees 43 minutes 35 seconds and a radius of 50 feet; thence along the Eastern boundary of said Block “2” and said West line of Bill Myles Drive West run Northeastwardly along the arc of said curve 76.63 feet to the P.T. of said curve; thence continuing along said Eastern boundary of said Block “2” and said West line of Bill Myles Drive West run North 05 degrees 33 minutes 36 seconds East 1077.33 feet to a point; thence run North 86 degrees 37 minutes 29 seconds West 663.59 feet to a point on the Western boundary of said Block “2” said point also being in the East right of way line of a 100 foot Southern Railway right of way; thence run South 05 degrees 33 minutes 01 seconds West along said Western boundary of Block “2” and said East line of Southern Railway right of way a distance of 1125.94 feet to the point of beginning.

EXHIBIT “B”
TO LEASE AGREEMENT
SITE PLAN

CURVE TABLE				
CURVE #	RADIUS	ARC LENGTH	CHORD	DISTANCE
(A) C1	49.93'	76.44'	N49°25'06"E	69.19'
(R) C1	50.00'	76.63'	N49°25'39"E	69.35'

GRAPHIC SCALE

(IN FEET)
1 inch = 60 ft.

SITE DATA

SURVEYED PROPERTY CONSISTS OF TAX PARCEL
#R022202102000002.00
#R022202102000002.01
#R022202033000006.01

17.12 ACRES± TOTAL (745,849 S.F.)

*ORIGINAL DEVELOPMENT
"BUILDING & USE RESTRICTIONS"
JACINTOPORT UNIT ONE – SECTION "A",
(REAL PROPERTY BOOK 1145, PAGE 93)

PERMITTED USES
OFFICE, COMMERCIAL, LIGHT MANUFACTURING

SETBACKS
60' ALONG STREETS
15' REAR
20' SIDES
65% MAX BUILDING COVERAGE

SITE DATA AS PER THE "THE CITY OF SARALANAD LAND USE AND DEVELOPMENT ORDINANCE", ADOPTED BY THE CITY OF SARALAND ON DECEMBER 27, 2007, ARE AS FOLLOWS:

ZONING
M–1 (LIGHT INDUSTRIAL DISTRICT)

SETBACKS
50' FRONT ALONG ARTERIAL & COLLECTOR STREETS
30' FRONT ALONG LOCAL STREETS & SERVICE ROADS
ZERO SIDE & REAR SETBACKS WITH EXCEPTIONS BEING THE SAME AS FOLLOWS;
5' SIDE IF ABUTTING AN ALLEY
50' MINIMUM IF ABUTTING A RESIDENTIAL DISTRICT
CORNER LOT SIDE SETBACKS
50' SIDE ALONG ARTERIAL & COLLECTOR STREETS
30' SIDE ALONG LOCAL STREETS & SERVICE ROADS
50% MAX BUILDING COVERAGE

GRAPHIC SCALE

(IN FEET)
1 inch = 60 ft.

LEGEND

P.O.C.	POINT OF COMMENCEMENT
P.O.B.	POINT OF BEGINNING
(A)	ACTUAL
(R)	RECORD DEED
(P)	PLAT OF RECORD
(C)	COMPUTED
OTIF	OPEN TOP IRON PIPE FOUND
IPF	IRON PIN FOUND
CTIF	CRIMP TOP IRON PIPE FOUND
CRF	CAPPED REBAR FOUND
RBF	1/2" REBAR FOUND
CRS	1/2" CAPPED REBAR SET STAMPED CA#604
CMF	CONCRETE MONUMENT FOUND
CMS	CONCRETE MONUMENT SET
LS#	LICENSED PROFESSIONAL SURVEYOR'S NUMBER
CA#	CERTIFICATE OF AUTHORIZATION NUMBER
(DIST)	DISTURBED
(REF)	REFERENCE CORNER SET ON LINE
(UNR)	UNREADABLE
INST #	INSTRUMENT NUMBER
SECT.	SECTION
T–	TOWNSHIP
R–	RANGE
	POWER POLE
	GUY WIRE
R/W	RIGHT–OF–WAY
R.O.W.	RIGHT–OF–WAY
	FIRE HYDRANT
	SIGN
TP	TELEPHONE PEDESTAL
EM	ELECTRIC METER BOX
AC	AIR CONDITIONER
JB	JUNCTION BOX (VAULT)
EL./ELEV	ELEVATION
INV	INVERT
(TYP.)	TYPICAL
	TELEPHONE BOX (VAULT)
	WATER METER
	SANITARY SEWER VALVE
	WATER VALVE
	GAS VALVE
TR	TRANSFORMER BOX
	LIGHT POLE
	CABLE TV BOX
	ELECTRIC BOX
	ELECTRIC PANEL
	IRRIGATION CONTROL VALVE
S	SANITARY SEWER MANHOLE
D	STORM DRAIN MANHOLE
T	TELEPHONE MANHOLE
	SEWER CLEANOUT
	SEWER GRINDER PUMP
GT	GREASE TRAP
	FLAG POLE
G	GAS LINE SIGN MARKER
	TELEPHONE SIGN MARKER
	WATERLINE MARKER
	FIBER OPTIC LINE MARKER
(EX.)	EXCEPTION
—FO—	UNDERGROUND FIBER OPTIC LINE
—OE—	OVERHEAD ELECTRIC
—UE—	BURIED ELECTRIC LINE
—UT—	UNDERGROUND TELEPHONE LINE
—SS—	UNDERGROUND SEWER LINE
—W—	UNDERGROUND WATERLINE
—G—	UNDERGROUND GAS LINE
—TV—	UNDERGROUND TELEVISION
ELEC.	ELECTRIC
	BACK FLOW PREVENTER
D.P.	DOWN SPOUT FROM ROOF

BAYOU
213
158
SITE
CREEK
65
VICINITY MAP (NOT TO SCALE)

TAX PARCEL ID#
R022202033000005.001
TAX PARCEL ID#
R022202102000001.003
TAX PARCEL ID#
R022202102000001.004
TAX PARCEL ID#
R022202102000001.005
BILL MYLES DRIVE WEST
100 R/W (TAX PLAT)
N 05°33'36" E 1077.33'(R)
N 05°33'57" E 1077.54'(A)
5/8" CRF (LS14563)
60' BUILDING SETBACK
ASPHALT
TAX PARCEL ID#
R022202102000001.006
TAX PARCEL ID#
R022202033000006.002
N 86°37'29" W 663.59'
N 86°38'28" W 663.57'
MASONARY BUILDING
ONE STORY
397,555 S.F.
TAX PARCEL ID#
R022202102000002.00
R022202102000002.01
R022202033000006.01
17.12 ACRES±
745,849 S.F.
JACINTOPORT BOULEVARD
100 R/W (TAX PLAT)
S 86°40'00" E 615.34'(R)
S 86°40'02" E 615.44'(A)
TAX PARCEL ID#
R022202102000001.001
50' WATERLINE EASEMENT
(EX. 10)
50' ALABAMA POWER EASEMENT
(AS SHOWN ON MBK 21/ PG 93)
S 05°33'25" W 1125.85'(A)
S 05°33'01" W 1125.94'(R)
SOUTHERN RAILWAY
100 R/W (TAX PLAT)
P.O.B.

GENERAL SURVEYORS NOTES

1. SOURCES OF INFORMATION USED TO FACILITATE THIS SURVEY WERE PREVIOUS SURVEYS BY THIS FIRM AND THE TITLE COMMITMENT FURNISHED BY THE CLIENT.
2. NO TITLE SEARCH, TITLE OPINION OR ABSTRACT WAS PERFORMED BY THIS FIRM.
3. ALL BEARINGS ARE BASED ON NORTH AMERICAN DATUM 1983, ALABAMA WEST ZONE; STATE PLANE GRID NORTH; DERIVED BY GLOBAL POSITIONING SYSTEM OBSERVATION; ALL DISTANCES SHOWN ARE GROUND DISTANCES.
4. THE PROPERTY SHOWN HEREON IS LOCATED IN ZONE "X" AS SCALED FROM THE FEDERAL EMERGENCY MANAGEMENT AGENCY'S FLOOD INSURANCE RATE MAP, COMMUNITY PANEL NO. 01097C0437K, REVISED MARCH 17, 2010.
5. PROPERTY IS CURRENTLY ZONED: M1 LIGHT INDUSTRIAL PER THE ZONING REGULATIONS FOR THE CITY OF SARALAND, ALABAMA. MINIMUM BUILDING SETBACKS ARE: FRONT = 60 FEET, REAR = 0 FEET, SIDES = 0 FEET, CORNER LOT SIDE = 30; AS PER REAL PROPERTY BOOK 1145, PAGE 93, AT THE TIME OF DEVELOPMENT MINIMUM BUILDING SETBACKS WERE: ALONG ALL STREETS = 60 FEET, REAR = 15 FEET, SIDES = 20 FEET, 65% MAX BUILDING AREA.
6. THE SURVEYED PROPERTY HAS A PHYSICAL ADDRESS OF 716 BILL MYLES DRIVE, SARALAND, ALABAMA.
7. THE SURVEYED PROPERTY HAS 205 STRIPPED PARKING SPACES WITH 1 OF THEM BEING HANDICAPPED SPACES.
8. THERE WAS NO OBSERVED EVIDENCE OF CURRENT EARTH MOVING WORK, BUILDING CONSTRUCTION OR BUILDING ADDITIONS. ALSO NO OBSERVED EVIDENCE OF RECENT STREET OR SIDEWALK CONSTRUCTION OR REPAIRS OTHER THAN SHOWN.
9. THERE WAS NO EVIDENCE OF SITE USE AS A SOLID WASTE DUMP, SUMP OR SANITARY LANDFILL.
10. THERE WERE NO PARTY WALLS OBSERVED BETWEEN ADJACENT PROPERTY OWNERS.
11. THIS IS A SPECIFIC PURPOSE SURVEY.

SCHEDULE B – PART II EXCEPTIONS:

AS PER COMMITMENT FOR TITLE INSURANCE ISSUED BY SURETY LAND TITLE, INC.–DOWNTOWN, FILE NO. 218253, WITH EFFECTIVE DATE OF DECEMBER 4, 2014, AND PREPARED FOR FIRST TENNESSEE BANK NATIONAL ASSOCIATION, ITS RESPECTIVE SUCCESSORS AND/OR ASSIGNS, AS THEIR INTEREST MAY APPEAR.

9. RESERVATION OF AN UNDIVIDED ONE–HALF OF THE ROYALTIES STIPULATED IN ANY LEASE WHICH JACINTOPORT CORPORATION MIGHT GRANT IN ANY AND ALL MINERALS, ON AND UNDER THE LAND ACQUIRED IN THE DEED FROM MANDEL P. GOLDSTEIN, ET AL, TO JACINTOPORT CORPORATION DATED JUNE 9, 1967 AND RECORDED IN REAL PROPERTY BOOK 761, PAGE 622; WHICH ROYALTY RESERVATION WAS PASSED TO IMPERIAL GROUP, LTD., BY INSTRUMENT DATED JULY [illegible]

EASEMENT WATER WORKS BOARD OF THE CITY OF MOBILE RECORDED IN REAL PROPERTY BOOK 675, PAGE 219, AS AMENDED BY INSTRUMENT BY JACINTOPORT CORPORATION, ET AL, DATED NOVEMBER 15, 1971 AND RECORDED IN REAL PROPERTY BOOK 1088, PAGE 806, AS SHOWN ON SURVEY BY HUTCHINSON, MOORE & RAUCH, LLC DATED DECEMBER, 2000.
(RECORD DOCUMENT DESCRIBES A 50' WIDE WATERLINE EASEMENT AND IS SHOWN HEREON)

11. RESTRICTIVE COVENANTS AS CONTAINED IN INSTRUMENT BY JACINTOPORT CORPORATION DATED JUNE 26, 1972 AND RECORDED IN REAL PROPERTY BOOK 1145, PAGE 93, AS AMENDED BY INSTRUMENT DATED MARCH 20, 1978 AND RECORDED IN REAL PROPERTY BOOK 1827, PAGE 614 AND ALL AMENDMENTS THERETO BUT DELETING ANY RESTRICTIONS BASED ON RACE, COLOR, CREED OR NATIONAL ORIGIN.
(BLANKET DOCUMENT THAT DOES CONTAIN THE SURVEYED PROPERTY)

12. 60 FOOT MINIMUM BUILDING SETBACK LINE AS SHOWN ON SURVEY BY HUTCHINSON, MOORE & RAUCH, L.L.C., DATED DECEMBER, 2000.
(SHOWN HEREON)

DESCRIPTION OF SURVEY

CERTIFICATION

TO FIRST TENNESSEE BANK NATIONAL ASSOCIATION, ITS RESPECTIVE SUCCESSORS AND/OR ASSIGNS, AS THEIR INTEREST MAY APPEAR, SURETY LAND TITLE, INC.–DOWNTOWN, AND TDG OPERATION, L.L.C., F.K.A. MASLAND CARPETS, L.L.C., A GEORGIA LIMITED LIABILITY COMPANY BY STATUTORY WARRANTY DEED DATED JUNE 23, 2003 AND RECORDED IN REAL PROPERTY BOOK 5398, PAGE 1196:

THIS IS TO CERTIFY THAT THIS MAP OR PLAT AND THE SURVEY ON WHICH IT IS BASED WERE MADE IN ACCORDANCE WITH THE 2011 MINIMUM STANDARD DETAIL REQUIREMENTS FOR ALTA/ACSM LAND TITLE SURVEYS, JOINTLY ESTABLISHED AND ADOPTED BY ALTA AND NSPS, AND INCLUDES ITEMS 1, 2, 3, 4, 6A, 6B, 7A, 7B, 8, 9, 10, 11A, 13, 16, AND 18 OF TABLE A THEREOF. THE FIELD WORK WAS COMPLETED ON 12/22/2014.

I FURTHER CERTIFY THAT ALL PARTS OF THIS SURVEY AND DRAWING HAVE BEEN COMPLETED IN ACCORDANCE WITH THE CURRENT REQUIREMENTS OF THE STANDARDS OF PRACTICE FOR LAND SURVEYING IN THE STATE OF ALABAMA TO THE BEST OF MY KNOWLEDGE, INFORMATION AND BELIEF.

1/06/2015
DATE

STUART L. SMITH, PLS
ALABAMA LICENSE NUMBER 27403

*DRAWING IS INVALID WITHOUT SIGNATURE & SEAL OF A LICENSED LAND SURVEYOR

NO.	REVISION	DATE	ENGR.

HMR

HUTCHINSON, MOO[illegible] & RAUCH, LLC
2039 MAIN STREET
DAPHNE, ALABAMA
36526
ENGINEE[illegible]VEYORS
LAN[illegible]ERS
TEL (251) 626–2626
FAX (251) 626–6934
daphne@hmrengineers.com

ALABAMA LICENSED No. 27403 PROFESSIONAL SURVEYOR STUART L. SMITH

4090–ALTA
D1023\4090\10.01

ALTA/ACSM LAND TITLE SURVEY
MASLAND CARPETS, SARALAND, AL.
THE DIXIE GROUP

SCALE	DATE	DRAWN BY	CHECKED BY	SHEET
1"=60'	12/31/14	RLT	SLS	1 OF 1

EXHIBIT “C”
TO LEASE AGREEMENT

GUARANTY

In order to induce Saraland Industrial, LLC, an Alabama limited liability company (“Landlord”), to enter into that certain Lease Agreement dated ______________, 2019 (the “Lease”), between Landlord and TDG Operations LLC (“Tenant”), and in consideration of the benefits inuring to the undersigned (the “Guarantor”) under said Lease, the receipt and sufficiency of which are represented by Guarantor to Landlord to be sufficient and adequate, Guarantor hereby unconditionally guarantees the performance of all of Tenant’s obligations under the Lease, including, without limitation, the payment of rental as provided therein. This Guaranty shall remain in full force throughout the original 20-year Lease term.

This Guaranty is a guaranty of payment and performance, and not of collection. Guarantor hereby waives notice of acceptance of this Guaranty agreement and all other notices in connection herewith or in connection with the liabilities, obligations and duties guaranteed hereby, including notices to it of default by Tenant under the Lease, and hereby waives diligence, presentment, protest and suit on the part of Landlord in the enforcement of any liability, obligation or duty guaranteed hereby.

Guarantor further agrees that Landlord shall not be first or concurrently required to enforce against Tenant or any other person, any liability, obligation or duty guaranteed hereby before seeking enforcement thereof against Guarantor. The liability of Guarantor shall not be affected by any indulgence, compromise, settlement or variation of terms which may be extended to Tenant by Landlord, or agreed upon by Landlord or Tenant, and shall not be affected by any assignment or Lease by Tenant of its interest in the Lease, nor shall the liability of Guarantor be affected by the insolvency, bankruptcy (voluntary or involuntary) or reorganization of Tenant, nor by the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Tenant, or by the release of any other guarantor. Landlord and Tenant, without notice to or consent by Guarantor, may at any time or times enter into such modifications, extensions, amendments or other covenants respecting the Lease as they may deem appropriate and Guarantor shall not be released thereby, but shall continue to be fully liable for the performance of all obligations and duties of Tenant under the Lease as so modified, extended or amended.

Guarantor further agrees (1) to indemnify and hold harmless Landlord from and against any claims, damages, expenses or losses, including to the extent permitted by law, the reasonable fees of an attorney, resulting from or arising out of any breach of the Lease by Tenant or by reason of Tenant’s failure to perform any of its obligations thereunder, and (2) to the extent permitted by law, to pay any costs or expenses, including the reasonable fees of an attorney, incurred by Landlord in enforcing this Guaranty.

Guarantor acknowledges that Landlord may assign its rights under the Lease to an institutional investor as security for a loan to be made by such institutional investor to Landlord,

and as long as any indebtedness of Landlord shall be outstanding and such assignment of the Lease shall exist, such institutional investor assignee shall be entitled to bring any suit, action or proceeding against the undersigned for the enforcement of any provision of this Guaranty and it shall not be necessary in any such suit, action or proceeding to make Landlord a party thereto. This Guaranty may not be modified or amended without the prior written consent of such assignee of Landlord’s interest in the Lease, and any attempted modification or amendment without such consent shall be void.

This Guaranty shall be binding upon Guarantor and Guarantor’s heirs, legal representatives, successors and assigns and shall inure to the benefit of Landlord and its successors and assigns. This Guaranty shall be governed by and construed and enforced in accordance with the laws of the State where the Leased Premises are located. If there is more than one Guarantor, the liability of each Guarantor shall be joint and several.

All existing and future advances by Guarantor to Tenant, and all existing and future debts of Tenant to any Guarantor, shall be subordinated to all obligations owed to Landlord under the Lease and this Guaranty; provided that as long as Tenant is not in default under the Lease, Tenant may pay such amounts owed to Guarantor in accordance with the terms thereof and in the ordinary course of business. Guarantor assumes the responsibility to remain informed of the financial condition of Tenant and of all other circumstances bearing upon the risk of Tenant’s default, which reasonable inquiry would reveal, and agrees that Landlord shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstance. Landlord shall not be required to inquire into the powers of Tenant or the officers, employees, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty. Each Guarantor hereby represents and warrants to Landlord that such Guarantor has received a copy of the Lease, has read or had the opportunity to read the Lease and understands the terms of the Lease. The provisions in the Lease relating to the execution of additional documents, legal proceedings by Landlord against Tenant, severability of the provisions of the Lease, interpretation of the Lease, notices, waivers, the applicable laws which govern the interpretation of the Lease and the authority of Tenant to execute the Lease are incorporated herein in their entirety by this reference and made a part thereof. Any reference in those provisions to “Tenant” shall mean each Guarantor, and any reference in those provisions to the “Lease” shall mean this Guaranty.

IN WITNESS WHEREOF, Guarantor(s) has/have caused this instrument to be executed this _____ day of ____________________, 2019.

THE DIXIE GROUP, INC.

By:
Name:
Title:

EXHIBIT “C”
FORM OF MEMORANDUM OF LEASE
Prepared By and Return To:
___________________________
___________________________
___________________________

MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE is made and entered into to be effective as of the ______ day of ___________, 201__, between SARALAND INDUSTRIAL, LLC, an Alabama limited liability company (“Lessor”), and TDG OPERATIONS, LLC, a Georgia corporation (the “Lessee”).

W I T N E S S E T H:

1.    Lessor has leased to Lessee, and Lessee has leased from Lessor, pursuant to a Lease Agreement dated ________________, 201___ (the “Lease”), certain real property and improvements located at 716 Bill Myles Drive, Saraland, Mobile County, Alabama, being more particularly described on Exhibit ”A” attached hereto and incorporated herein by reference (the “Premises”).

2.    The initial term of the Lease commenced ________________, 201___ and expires ___________________, 203___; however, the Lease grants Lessee two (2) options to further extend the term of the Lease for ten (10) additional years each upon the same terms and conditions in the Lease.

3.    The purpose of this Memorandum of Lease is to give notice to the public of the existence of the Lease. The Lease is incorporated herein by reference and all parties shall refer thereto for all terms and conditions thereof. In executing this Memorandum of Lease, the Lessor and Lessee hereby confirm and reaffirm the terms, rights, conditions and obligations imposed by and created pursuant to the Lease, all of which remain in full force and effect.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Memorandum of Lease to be effective as of the day and year first above written.

LESSOR:
SARALAND INDUSTRIAL, LLC
an Alabama limited liability company

By:___________________________
Title:________________________
STATE OF ___________)
COUNTY OF _________)
I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that _______________________________, whose name as __________________ of Saraland Industrial, LLC is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he/she as such _______________ and with full authority executed the same voluntarily for and as the act of said company on the date the same bears.
Witness my hand, at Office, this _____ day of ________________________, 20____.

________________________________
Notary Public
My Commission Expires: _________

LESSEE:
TDG OPERATIONS, LLC,
A Georgia limited liability company

By: _______________________________
Title:    ____________________________
STATE OF ______________)
COUNTY OF ____________)
I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that______________________, whose name as __________________________ of TDG OPERATIONS, LLC is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he/she as such ____________________________ and with full authority executed the same voluntarily for and as the act of said company on the date the same bears.
Witness my hand, at Office, this _____ day of ________________________, 201___.

________________________________
Notary Public

EXHIBIT “A”

Description of Premises